UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02265_

Value Line Mid Cap Focused Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item I   Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/16 is included with this Form.

Annual Report
December 31, 2016

Value Line Premier Growth Fund, Inc.
(VALSX)
Value Line Mid Cap Focused Fund, Inc.
(VLIFX)
Value Line Income and Growth Fund, Inc.
Investor Class (VALIX)
Institutional Class (VLIIX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)
This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).
#00189798

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this annual report for Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended December 31, 2016.
During the annual period, the broad U.S. equity indices generated strong positive absolute returns. Each of the four Funds posted positive absolute returns as well. While the Funds underperformed their respective benchmark index on a relative basis, the annual period was highlighted by each of the four equity and hybrid Value Line Funds being recognized for their long-term performance and attractive risk profiles.
•
Value Line Premier Growth Fund, Inc.* outpaced the category average return of its peers for the one-, three- and ten-year periods ended December 31, 2016 (mid-cap growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the mid-cap growth category among 588 funds as of December 31, 2016 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low.i

•
Value Line Mid Cap Focused Fund, Inc.*, formerly The Value Line Fund, Inc., outpaced the category average return of its peers for the one-, three- and five-year periods ended December 31, 2016 (mid-cap growth category), as measured by Morningstar. Additionally, Morningstar gave the Fund an overall Risk Rating of Low.ii

•
Value Line Income and Growth Fund, Inc.* outpaced the category average return of its peers for the three- and ten-year periods ended December 31, 2016 (allocation-70% to 85% equity category), as measured by Morningstar. Additionally, the Fund earned an overall four-star rating from Morningstar in the allocation-70% to 85% equity category among 352 funds as of December 31, 2016 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of Above Average.iii

•
Value Line Larger Companies Focused Fund, Inc.*, formerly Value Line Larger Companies Fund, Inc., outpaced the category average return of its peers for the three- and five-year periods ended December 31, 2016 (large growth category), as measured by Morningstar.

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2016, especially given the newsworthy events of the annual period. With meaningful and surprising shifts during 2016 in several long-standing drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
For the first three quarters of 2016, U.S. Gross Domestic Product (GDP) averaged 1.9%, which was weaker than the 2.2% growth rate registered in the previous year’s first three quarters. That said, third quarter 2016 U.S. GDP came in at a better than expected 3.5%, the strongest growth rate in two years. Significant improvement in consumer spending was responsible for most of the economy’s growth, due in large part to ongoing improvement in the labor market. U.S. unemployment declined from 5.0% to 4.7%, and average hourly earnings, following a period of stagnation, began to rise modestly. Manufacturing was a major weak link, showing subpar growth, although it picked up in the final quarter of the year. According to the Atlanta Federal Reserve, the U.S. economy was on track to grow at a 2.8% percent annualized pace in the fourth quarter of 2016 following a stronger than forecasted rise in housing starts in December.
The surprise election of Donald Trump, in the fourth quarter of 2016, raised investor expectations for economic growth given policies he promised to implement in 2017 and 2018. Equity markets rallied, while bond markets saw prices drop and interest rates rise, as expectations heightened for a more hawkish Federal Reserve (Fed). (Hawkish tends to suggest higher interest rates; opposite of dovish.) Inflationary expectations also increased, pushing up interest rates. Additionally, energy prices, which had been depressed for much of the year, rallied as The Organization of the Petroleum Exporting Countries (OPEC) reached an agreement to limit production in 2017. The Consumer Price Index (CPI) started to show gains during the annual period. Headline CPI rose 2.1% year over year before seasonal adjustment as of December 2016, a figure that steadily rose since July 2016 and the largest 12-month increase since the period ending June 2014. Core inflation, which excludes food and energy, was up 2.2% in December 2016 from a year earlier. Notably, while the food segment of the CPI declined 0.2% during the 12 months ended December 31, 2016, the energy segment of the CPI rose 5.4% over the same 12-month span.
Lackluster economic growth, coupled with modest inflation, kept the Fed from tightening credit for most of the year. However, it was because of these increased inflationary pressures during the second half of the year, along with economic improvement in the fourth quarter, that the Fed decided to raise interest rates — by 0.25% — near year-end. The December 2016 interest rate hike was the first since the end of 2015. At the end of the annual period, as core inflation had hit — and surpassed — the Fed’s target of 2%, investors expected further tightening by the Fed in 2017. From a low of 1.4% reached in July 2016, the 10-year U.S. Treasury note yield finished the year at 2.45%.

President’s Letter (unaudited) (continued)

Throughout 2016, even as U.S. GDP remained somewhat sluggish, the U.S. economy remained the world’s largest and seemingly most robust. While U.S. monetary policy embarked on a tightening path, the European Union, including Germany, France and Italy, as well as the Pacific Rim country of Japan maintained their easier monetary policies given persistently weak economic growth and inflation deemed too low in those regions. These accommodative monetary policies kept Europe’s interest rates low and Japan’s in negative territory, fostering, in turn, a strong appetite for U.S. bonds with their relatively more attractive yields. In addition, the strength of the U.S. dollar encouraged global investors to purchase U.S. bonds during the annual period.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, gained 11.96% during the 12 months ended December 31, 2016. Such strong performance reflected recovery in commodity prices, dividend investing and strength in cyclical sectors.
As 2016 began, U.S. and international equities experienced heightened market volatility, driven by investor concerns about global economic growth, especially the slowdown in China, and exacerbated by an oil price plunge. U.S. stocks were sent sharply lower, with the S&P 500® Index declining more than 8% during the first six weeks of the calendar year. Large-cap growth stocks performed worse than the broad U.S. equity market, as investors fled to more traditionally defensive sectors and to energy stocks. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks and as supported by an increase in oil prices and better U.S. economic data. However, the U.S. equity market then sold off sharply again with the unexpected referendum result on June 23, 2016, wherein U.K. citizens voted to exit the European Union. In the last days of the month, markets rebounded as investors digested the Brexit vote outcome.
In July 2016, U.S. equities were buoyed by strong economic data and corporate earnings, despite increased uncertainty post-Brexit. In her August 2016 Jackson Hole speech, Fed Chair Yellen acknowledged the case for an interest rate hike had strengthened, causing U.S. equities to sell off. In early September 2016, equities fell, as the European Central Bank disappointed markets with its lack of commitment to extend quantitative easing. There was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged. Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of the president-elect’s stated fiscal stimulus plan. When the Fed raised interest rates in December 2016 and set a more hawkish hike path for 2017, equities declined, albeit modestly, following the announcement.
Within the U.S. equity market, value stocks outperformed growth stocks by a wide margin across the capitalization spectrum for the annual period overall. Small-cap stocks performed best, followed at some distance by mid-cap and then large-cap stocks, though each market capitalization segment of the U.S. equity market generated double-digit gains during the annual period. (All as measured by the Russell Investments indices.)
In the S&P 500® Index, the best performing sectors were energy, telecommunication services and financials, each of which posted more than 20% gains. The weakest performing sectors in the S&P 500® Index during the annual period were health care, real estate and consumer staples, though only health care posted a negative absolute return during the annual period.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index4, posted a return of 2.65% during the annual period. Interest rates rose across the entire yield curve, or spectrum of maturities, but the steepest relative rise came at the short-term end, leading to a flattening of the yield curve. (A flattening yield curve is one in which the differential in yields of securities with various maturities narrows.) Interest rates took a particularly significant turn upward after the U.S. presidential election, as investor expectations were for more stimulative economic policies from then-President-elect Trump.
More specifically, the yield on the three-month U.S. Treasury bill rose approximately 35 basis points, while the yield on the bellwether 10-year U.S. Treasury note increased approximately 18 basis points and the yield on the 30-year U.S. Treasury bond increased approximately five basis points during the annual period. (A basis point is 1/100th of a percentage point.) Expectations for tightening Fed action drove short-term interest rates higher, while the rate increase at the longer-term end of the yield curve was more modest as inflation seemed to be fairly well contained at less than 2% for most of the year.
Market volatility was modest early in the annual period, which helped keep interest rates in a well-contained trading range. As world events, including the unexpected results of both the U.K.’s vote on membership in the European Union, popularly known as Brexit, and the U.S. presidential election, heightened volatility, interest rates began to climb. Before rates moved higher later in 2016, high yield corporate bonds were attractive, as investors were eager to buy “risk” to increase overall investment income. Also, as energy prices staged a comeback, many of these high yield energy credits showed marked credit improvement, leading to expectations for a decline in the default rate. Indeed, for most of the annual period, a risk-on environment dominated, wherein higher risk asset classes posted the best returns. Consequently, the high yield corporate bond sector generated an exceptional return of more than 17% for the year, while U.S. Treasuries barely eked out a positive return of just more than 1%.

4

* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Premier Growth Fund, Inc.: Three-star rating for 3-year (588 funds) and 5-year (504 funds) periods ended December 31, 2016; four-star rating for 10-year (368 funds) and overall (588 funds) periods ended December 31, 2016. All in the mid-cap growth category. Morningstar Risk: Low for the 3-year, 5-year and overall periods ended December 31, 2016; Below Average for the 10-year period ended December 31, 2016.

ii
For The Value Line Mid Cap Focused Fund, Inc.: Morningstar Risk: Low for the 3-year-5-year, 10-year and overall periods ended December 31, 2016.

iii
For Value Line Income and Growth Fund: Three-star rating for 3-year (352 funds) and 5-year (293 funds) periods ended December 31, 2016; five-star rating for 10-year (210 funds) period ended December 31, 2016; four-star rating for overall (352 funds) period ended December 31, 2016. All in the allocation-70% to 85% equity category. Morningstar Return: Average for the 5-year period ended December 31, 2016; Above Average for the 3-year, 10-year and overall periods ended December 31, 2016.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE PREMIER GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund primarily seeks long-term growth of capital.
To achieve the Fund’s goal, the Fund’s investment adviser EULAV Asset Management (the “Adviser”) invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investments according to a company’s size, or to a sector weighting.
Manager Discussion of Fund Performance
Below, Value Line Premier Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2016.
How did the Fund perform during the annual period?
The Fund generated a total return of 7.00% during the 12 months ended December 31, 2016. This compares to the 11.96% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
While the Fund posted solid absolute gains, it underperformed the S&P 500® Index during the 12-month reporting period, driven primarily by stock selection overall.
Several trends in the broad U.S. equity market during the annual period had an effect on the Fund’s relative results. First, growth-oriented stocks lagged value-oriented stocks by an especially wide margin during the annual period, which dampened the Fund’s relative results, as the Fund, unlike the S&P 500® Index, leans more toward the growth end of the spectrum. Second, the Fund’s emphasis on higher quality, more consistent, less volatile stocks proved challenging when lower quality, more speculative stocks bounced back strongly in the final months of 2016.
Which equity market sectors most significantly affected Fund performance?
The Fund enjoyed positive absolute returns in all sectors of the S&P 500® Index, except health care and telecommunication services, during the annual period. However, on a relative basis, weak stock selection in information technology detracted, with positions in Alliance Data Systems, Salesforce.com and Ultimate Software Group particular disappointments. Weak stock selection and having an underweighted allocation to the financials sector, which substantially outpaced the S&P 500® Index during the annual period, also detracted. Stock selection also proved challenging in the health care sector. The Fund’s relative results were especially hampered by positions in Alexion Pharmaceuticals, Illumina and Novo Nordisk.
These detractors were partially offset by the positive contribution made by having an overweighted allocation to the industrials sector, which significantly outpaced the S&P 500® Index during the annual period. Stock selection in the consumer discretionary sector also proved effective.
Which stocks detracted significantly from the Fund’s performance during the annual period?
As mentioned earlier, several health care positions detracted significantly from the Fund’s performance during the annual period, including biopharmaceuticals firm Alexion Pharmaceuticals and biopharmaceutical company Illumina. A position in regulated medical waste management services provider Stericycle, which is a component of the industrials sector, was also one of the biggest detractors from the Fund’s results. Each of these companies’ stocks declined on weaker than expected operating performance.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were agricultural machinery manufacturer Toro, life science equipment provider Idexx Laboratories and non-hazardous solid waste collection services provider Waste Connections. Each of these companies’ stocks were boosted during the annual period by stronger than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we established new Fund positions in aircraft components manufacturer TransDigm Group, discount variety store chain operator Dollar Tree and household and personal products company Spectrum Brands Holdings, in each case based on strong recent operating results and the companies’ long-term records of consistently good growth.
Among the largest eliminations from the Fund’s portfolio were positions in apparel company VF, custom information technology consulting and services provider Cognizant Technology Solutions and integrated energy company EQT. In each case, the exiting of the position from the Fund’s portfolio was due to weaker than expected operating results and what we believe are diminished long-term growth prospects.
Were there any notable changes in the Fund’s weightings during the 12-month period?
There were no material changes in the Fund’s sector weightings during the 12-month period ended December 31, 2016.
How was the Fund positioned relative to its benchmark index at the end of December 2016?
As of December 31, 2016, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, energy, information technology and consumer discretionary sectors and was rather neutrally weighted relative to the Index in the utilities, consumer staples, health care, telecommunication services and real estate sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Premier Growth Fund, Inc.
Portfolio Highlights at December 31, 2016 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Waste Connections, Inc.	115,800	$9,100,722	3.0%
Toro Co. (The)	158,600	8,873,670	2.9%
Mettler-Toledo International, Inc.	17,700	7,408,512	2.4%
Fiserv, Inc.	68,400	7,269,552	2.4%
Roper Technologies, Inc.	39,000	7,140,120	2.3%
IDEXX Laboratories, Inc.	57,400	6,731,298	2.2%
O’Reilly Automotive, Inc.	22,600	6,292,066	2.0%
Teledyne Technologies, Inc.	50,200	6,174,600	2.0%
TJX Companies, Inc. (The)	80,600	6,055,478	1.9%
MasterCard, Inc.	58,000	5,988,500	1.9%
Total			23.0%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

The following graph compares the performance of the Value Line Premier Growth Fund, Inc. to that of the S&P 500® Index (the “Index”). The Value Line Premier Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Premier Growth Fund, Inc. and the S&P 500® Index*

Performance Data: **
Average Annual Total Return
1 year ended 12/31/16	7.00%
5 years ended 12/31/16	11.29%
10 years ended 12/31/16	7.37%
*
The Standard and Poor’s 500® Stock Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Premier Growth Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS (99.7%)
CONSUMER DISCRETIONARY (8.6%)
	APPAREL (0.2%)
27,600	Wolverine World Wide, Inc.	$605,820
	DISTRIBUTION & WHOLESALE (1.1%)
112,000	LKQ Corp.*	3,432,800
	RETAIL (7.3%)
7,400	AutoZone, Inc.*	5,844,446
1,100	Buffalo Wild Wings, Inc.*	169,840
20,000	Dollar Tree, Inc.*	1,543,600
16,200	Domino’s Pizza, Inc.	2,579,688
22,600	O’Reilly Automotive, Inc.*	6,292,066
80,600	TJX Companies, Inc. (The)	6,055,478
		22,485,118
		26,523,738
CONSUMER STAPLES (9.0%)
	AGRICULTURE (1.5%)
84,000	Reynolds American, Inc.	4,707,360
	BEVERAGES (1.0%)
42,600	Brown-Forman Corp. Class B	1,913,592
13,100	Coca-Cola Femsa, S.A.B. de C.V. ADR(1)	832,374
4,800	Fomento Economico Mexicano S.A.B. de C.V. ADR	365,808
		3,111,774
	FOOD (2.8%)
64,000	General Mills, Inc.	3,953,280
120,000	Hormel Foods Corp.	4,177,200
5,000	McCormick & Co., Inc.	466,650
		8,597,130
	HOUSEHOLD PRODUCTS & WARES (2.3%)
134,800	Church & Dwight Co., Inc.	5,956,812
10,300	Spectrum Brands Holdings, Inc.(1)	1,259,999
		7,216,811
	RETAIL (1.4%)
26,000	Costco Wholesale Corp.	4,162,860
		27,795,935
FINANCIALS (4.9%)
	BANKS (1.5%)
75,500	HDFC Bank Ltd. ADR	4,581,340
	INSURANCE (2.5%)
3,000	Alleghany Corp.*	1,824,360
Shares		Value
FINANCIALS (4.9%) (continued)
45,000	Arch Capital Group Ltd.*	$3,883,050
14,000	Chubb, Ltd.	1,849,680
		7,557,090
	REITS (0.9%)
23,200	Equity Lifestyle Properties, Inc. REIT	1,672,720
4,953	Essex Property Trust, Inc. REIT	1,151,573
		2,824,293
		14,962,723
HEALTHCARE (16.1%)
	BIOTECHNOLOGY (2.3%)
33,800	Alexion Pharmaceuticals, Inc.*	4,135,430
23,000	Illumina, Inc.*	2,944,920
		7,080,350
	ELECTRONICS (2.4%)
17,700	Mettler-Toledo International, Inc.*	7,408,512
	HEALTHCARE PRODUCTS (7.5%)
22,600	C.R. Bard, Inc.	5,077,316
61,000	Danaher Corp.	4,748,240
16,000	DENTSPLY SIRONA, Inc.	923,680
38,800	Henry Schein, Inc.*	5,886,348
57,400	IDEXX Laboratories, Inc.*	6,731,298
		23,366,882
	HEALTHCARE SERVICES (1.6%)
48,100	Mednax, Inc.*	3,206,346
15,600	Universal Health Services, Inc. Class B	1,659,528
		4,865,874
	PHARMACEUTICALS (1.7%)
42,000	Express Scripts Holding Co.*	2,889,180
8,000	Mallinckrodt PLC*	398,560
54,000	Novo Nordisk A/S ADR(1)	1,936,440
		5,224,180
	SOFTWARE (0.6%)
40,000	Cerner Corp.*	1,894,800
		49,840,598
INDUSTRIALS (34.1%)
	AEROSPACE & DEFENSE (6.1%)
20,000	General Dynamics Corp.	3,453,200
30,762	HEICO Corp.	2,373,288
15,800	Northrop Grumman Corp.	3,674,764
Shares		Value
INDUSTRIALS (34.1%) (continued)
50,200	Teledyne Technologies, Inc.*	$6,174,600
13,300	TransDigm Group, Inc.	3,311,168
		18,987,020
	BUILDING MATERIALS (0.5%)
26,600	Fortune Brands Home & Security, Inc.	1,422,036
	COMMERCIAL SERVICES (2.9%)
14,800	Equifax, Inc.	1,749,804
66,152	IHS Markit, Ltd.*	2,342,442
146,900	Rollins, Inc.	4,962,282
		9,054,528
	ELECTRICAL EQUIPMENTS (4.2%)
25,300	Acuity Brands, Inc.	5,840,758
103,750	AMETEK, Inc.	5,042,250
26,000	EnerSys	2,030,600
		12,913,608
	ELECTRONICS (0.5%)
28,800	Fortive Corp.	1,544,544
	ENVIRONMENTAL CONTROL (4.6%)
38,500	Republic Services, Inc.	2,196,425
37,600	Stericycle, Inc.*	2,896,704
115,800	Waste Connections, Inc.	9,100,722
		14,193,851
	HAND & MACHINE TOOLS (1.8%)
11,119	Lincoln Electric Holdings, Inc.	852,494
28,500	Snap-on, Inc.	4,881,195
		5,733,689
	HOUSEWARES (2.9%)
158,600	Toro Co. (The)	8,873,670
	MACHINERY DIVERSIFIED (4.7%)
31,850	IDEX Corp.	2,868,411
8,000	Middleby Corp. (The)*	1,030,480
39,000	Roper Technologies, Inc.	7,140,120
40,300	Wabtec Corp.(1)	3,345,706
		14,384,717
	MISCELLANEOUS MANUFACTURERS (1.7%)
18,600	AO Smith Corp.	880,710
39,200	AZZ, Inc.	2,504,880
16,000	Carlisle Companies, Inc.	1,764,640
		5,150,230
	TRANSPORTATION (4.2%)
62,800	Canadian National Railway Co.	4,232,720
33,000	J.B. Hunt Transport Services, Inc.	3,203,310
14,000	Kansas City Southern	1,187,900
40,000	Union Pacific Corp.	4,147,200

See Notes to Financial Statements.

December 31, 2016

Shares		Value
COMMON STOCKS (99.7%) (continued)
	TRANSPORTATION (4.2%) (continued)
4,000	XPO Logistics, Inc.*	$172,640
		12,943,770
		105,201,663
INFORMATION TECHNOLOGY (15.8%)
	CHEMICALS (0.1%)
7,500	Versum Materials, Inc.*	210,525
	COMMERCIAL SERVICES (1.0%)
27,600	WEX, Inc.*	3,080,160
	COMPUTERS (1.7%)
44,000	Accenture PLC Class A	5,153,720
	DIVERSIFIED FINANCIAL SERVICES (1.9%)
58,000	MasterCard, Inc. Class A	5,988,500
	ELECTRONICS (1.9%)
78,400	Amphenol Corp. Class A	5,268,480
23,000	Trimble, Inc.*	693,450
		5,961,930
	SOFTWARE (9.2%)
61,600	ANSYS, Inc.*	5,697,384
68,400	Fiserv, Inc.*	7,269,552
28,400	Intuit, Inc.	3,254,924
75,000	Salesforce.com, Inc.*	5,134,500
7,000	ServiceNow, Inc.*	520,380
3,000	Tyler Technologies, Inc.*	428,310
32,500	Ultimate Software Group, Inc. (The)*	5,926,375
		28,231,425
		48,626,260
Shares		Value
MATERIALS (8.8%)
	CHEMICALS (3.7%)
15,000	Air Products & Chemicals, Inc.	$2,157,300
40,000	FMC Corp.	2,262,400
600	NewMarket Corp.	254,304
20,000	Praxair, Inc.	2,343,800
43,200	Valspar Corp. (The)	4,475,952
		11,493,756
	COMMERCIAL SERVICES (1.8%)
48,400	Ecolab, Inc.	5,673,448
	HOUSEWARES (0.6%)
20,200	Scotts Miracle-Gro Co. (The) Class A	1,930,110
	MISCELLANEOUS MANUFACTURERS (0.7%)
27,400	AptarGroup, Inc.	2,012,530
	PACKAGING & CONTAINERS (2.0%)
49,400	Ball Corp.	3,708,458
45,000	Crown Holdings, Inc.*	2,365,650
		6,074,108
		27,183,952
REAL ESTATE (1.2%)
	REITS (1.2%)
36,000	American Tower Corp. REIT	3,804,480
TELECOMMUNICATION SERVICES (1.2%)
	ENGINEERING & CONSTRUCTION (1.2%)
37,000	SBA Communications Corp. Class A*	3,820,620
TOTAL COMMON STOCKS (Cost $148,777,468) (99.7%)		307,759,969
Shares		Value
SHORT-TERM INVESTMENTS (2.0%)
	MONEY MARKET FUNDS (2.0%)
1,426,971	State Street Institutional Liquid Reserves Fund	$1,426,971
4,711,847	State Street Navigator Securities Lending Prime Portfolio (2)	4,711,847
TOTAL SHORT-TERM INVESTMENTS (Cost $6,138,818) (2.0%)		6,138,818
TOTAL INVESTMENT SECURITIES (101.7%) (Cost $154,916,286)		$313,898,787
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-1.7%)		(5,204,824)
NET ASSETS (100%)		$308,693,963
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2016, the market value of the securities on loan was $4,586,748.

(2)
Securities with an aggregate market value of  $4,586,748 were out on loan in exchange for $4,711,847 of cash collateral as of December 31, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$307,759,969	$—	$—	$307,759,969
Short-Term Investments	6,138,818	—	—	6,138,818
Total Investments in Securities	$313,898,787	$—	$—	$313,898,787
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE MID CAP FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s primary investment objective is long-term growth of capital. Current income is a secondary investment objective.
To achieve the Fund’s investment objectives the Adviser invests substantially all of the Fund’s net assets in common stocks. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 30 to 50 companies. The Adviser invests at least 80% of the Fund’s assets in common stocks and other equity securities of mid-sized companies. The Fund considers companies to be mid-sized if they have market capitalizations within the range of issuers represented in the S&P MidCap 400 Index. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness. The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
Manager Discussion of Fund Performance
Below, Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2016.
How did the Fund perform during the annual period?
The Fund generated a total return of 10.94% during the 12 months ended December 31, 2016. This compares to the 11.96% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
While the Fund posted double-digit absolute gains, it underperformed the S&P 500® Index during the 12-month reporting period due primarily to stock selection overall.
Several trends in the broad U.S. equity market during the annual period had an effect on the Fund’s relative results. First, growth-oriented stocks lagged value-oriented stocks by an especially wide margin during the annual period, which dampened the Fund’s relative results, as the Fund, unlike the S&P 500® Index, leans more toward the growth end of the spectrum. Second, the Fund’s emphasis on higher quality, more consistent, less volatile stocks proved challenging when lower quality, more speculative stocks bounced back strongly in the final months of 2016.
Which equity market sectors most significantly affected Fund performance?
The Fund enjoyed positive absolute returns in all nine sectors of the S&P 500® Index in which it invested during the annual period, with the exception of consumer staples. However, on a relative basis, weak stock selection in information technology detracted, with positions in Alliance Data Systems, Tyler Technologies and Ultimate Software Group particular disappointments. Weak stock selection in consumer staples also detracted. Having an underweighted allocation to the financials sector, which substantially outpaced the S&P 500® Index during the annual period, hurt relative results as well.
These detractors were partially offset by the positive contribution made by effective stock selection in the health care sector. An outstanding holding for the Fund during the annual period was Idexx Laboratories, which provides diagnostic, detection and information systems for veterinary, food and water testing applications. Having an overweighted allocation to the industrials sector, which significantly outpaced the S&P 500® Index during the annual period, also added value.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the Fund was hurt by its positions in regulated medical waste management services provider Stericycle, specialty consumer finance company Alliance Data Systems and information management solutions and services provider for local governments Tyler Technologies. Each of these companies’ stocks declined on weaker than expected operating performance.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were agricultural machinery manufacturer Toro, life science equipment provider Idexx Laboratories and non-hazardous solid waste collection services provider Waste Connections. Each of these companies’ stocks were boosted during the annual period by stronger than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we established new Fund positions in flavor and other specialty food products manufacturer McCormick & Co., technology information services provider Gartner and specialty consumer finance company Jack Henry & Associates, each of which has produced strong and consistent operating results and stock performance in both the near term and long term.
Eliminations from the Fund’s portfolio during the annual period included Alliance Data Systems, mentioned earlier, as well as consumer goods packaging products manufacturer Crown Holdings and physician management services provider Mednax, which we believe have diminished long-term growth prospects.
Were there any notable changes in the Fund’s weightings during the 12-month period?
There were no material changes in the Fund’s sector weightings during the 12-month period ended December 31, 2016. However, we further streamlined the Fund’s focused strategy, implemented in late 2014 — what we like to call our “Best Ideas” approach. The Fund ended the annual period with 39 holdings, compared to 44 at the start of 2016, as we eliminated some holdings that we believe possess diminished long-term growth prospects.
How was the Fund positioned relative to its benchmark index at the end of December 2016?
As of December 31, 2016, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, energy and consumer discretionary sectors and was rather neutrally weighted relative to the Index in the information technology, health care and utilities sectors on the same date. On December 31, 2016, the Fund held no positions at all in the telecommunication services or real estate sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at December 31, 2016 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
IDEXX Laboratories, Inc.	42,400	$4,972,248	3.7%
Arch Capital Group Ltd.	55,900	4,823,611	3.6%
Waste Connections, Inc.	61,100	4,801,849	3.6%
Toro Co. (The)	85,600	4,789,320	3.6%
Rollins, Inc.	137,400	4,641,372	3.5%
Fiserv, Inc.	43,400	4,612,552	3.4%
Teledyne Technologies, Inc.	35,900	4,415,700	3.3%
Amphenol Corp.	62,100	4,173,120	3.1%
Mettler-Toledo International, Inc.	9,900	4,143,744	3.1%
J&J Snack Foods Corp.	31,000	4,136,330	3.1%
Total			34.0%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

The following graph compares the performance of the Value Line Mid Cap Focused Fund, Inc. to that of the S&P 500® Index (the “Index”). The Value Line Mid Cap Focused Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Mid Cap Focused Fund, Inc. and the S&P 500® Index*

Performance Data: **
Average Annual Total Return
1 year ended 12/31/16	10.94%
5 years ended 12/31/16	13.07%
10 years ended 12/31/16	5.00%
*
The Standard and Poor’s 500® Stock Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS (96.4%)
CONSUMER DISCRETIONARY (5.8%)
	DISTRIBUTION & WHOLESALE (1.8%)
78,800	LKQ Corp.*	$2,415,220
	RETAIL (4.0%)
11,800	Advance Auto Parts, Inc.	1,995,616
44,000	TJX Companies, Inc. (The)	3,305,720
		5,301,336
		7,716,556
CONSUMER STAPLES (13.8%)
	FOOD (8.1%)
102,000	Hormel Foods Corp.	3,550,620
31,000	J&J Snack Foods Corp.	4,136,330
33,100	McCormick & Co., Inc.	3,089,223
		10,776,173
	HOUSEHOLD PRODUCTS (2.8%)
80,000	Church & Dwight Co., Inc.	3,535,200
2,100	Spectrum Brands Holdings, Inc.(1)	256,893
		3,792,093
	RETAIL (2.9%)
32,600	Casey’s General Stores, Inc.	3,875,488
		18,443,754
FINANCIALS (3.6%)
	INSURANCE (3.6%)
55,900	Arch Capital Group Ltd.*	4,823,611
HEALTHCARE (13.6%)
	ELECTRONICS (3.1%)
9,900	Mettler-Toledo International, Inc.*	4,143,744
	HEALTHCARE PRODUCTS (10.5%)
16,200	C.R. Bard, Inc.	3,639,492
26,700	Danaher Corp.	2,078,328
22,700	Henry Schein, Inc.*	3,443,817
42,400	IDEXX Laboratories, Inc.*	4,972,248
		14,133,885
		18,277,629
INDUSTRIALS (33.2%)
	AEROSPACE & DEFENSE (8.1%)
37,983	HEICO Corp.	2,930,388
35,900	Teledyne Technologies, Inc.*	4,415,700
14,100	TransDigm Group, Inc.	3,510,336
		10,856,424
Shares		Value
INDUSTRIALS (33.2%) (continued)
	COMMERCIAL SERVICES (3.5%)
137,400	Rollins, Inc.	$4,641,372
	ELECTRICAL EQUIPMENTS (2.1%)
56,750	AMETEK, Inc.	2,758,050
	ENVIRONMENTAL CONTROL (5.1%)
26,800	Stericycle, Inc.*	2,064,672
61,100	Waste Connections, Inc.	4,801,849
		6,866,521
	HAND & MACHINE TOOLS (2.7%)
21,400	Snap-on, Inc.	3,665,178
	HOUSEWARES (3.6%)
85,600	Toro Co. (The)	4,789,320
	MACHINERY DIVERSIFIED (5.5%)
26,800	Middleby Corp. (The)*	3,452,108
21,400	Roper Technologies, Inc.	3,917,912
		7,370,020
	MISCELLANEOUS MANUFACTURERS (2.6%)
31,900	Carlisle Companies, Inc.	3,518,251
		44,465,136
INFORMATION TECHNOLOGY (22.3%)
	COMMERCIAL SERVICES (2.9%)
31,300	Gartner, Inc.*	3,163,491
6,900	WEX, Inc.*	770,040
		3,933,531
	COMPUTERS (1.0%)
28,900	CGI Group, Inc. Class A*	1,388,067
	ELECTRONICS (3.1%)
62,100	Amphenol Corp. Class A	4,173,120
	SOFTWARE (15.3%)
36,200	ANSYS, Inc.*	3,348,138
43,400	Fiserv, Inc.*	4,612,552
31,900	Jack Henry & Associates, Inc.	2,832,082
49,400	Open Text Corp.	3,053,414
20,600	Tyler Technologies, Inc.*	2,941,062
20,100	Ultimate Software Group, Inc. (The)*	3,665,235
		20,452,483
		29,947,201
MATERIALS (4.1%)
	COMMERCIAL SERVICES (2.3%)
26,000	Ecolab, Inc.	3,047,720
Shares		Value
MATERIALS (4.1%) (continued)
	PACKAGING & CONTAINERS (1.8%)
33,000	Ball Corp.	$2,477,310
		5,525,030
TOTAL COMMON STOCKS (Cost $90,889,269) (96.4%)		129,198,917
SHORT-TERM INVESTMENTS (4.1%)
	MONEY MARKET FUNDS (4.1%)
5,288,949	State Street Institutional Liquid Reserves Fund	5,288,949
264,075	State Street Navigator Securities Lending Prime Portfolio(2)	264,075
TOTAL SHORT-TERM INVESTMENTS (Cost $5,553,529) (4.1%)		5,553,024
TOTAL INVESTMENT SECURITIES (100.5%) (Cost $96,442,798)		$134,751,941
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-0.5%)		(721,893)
NET ASSETS (100%)		$134,030,048
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2016, the market value of the securities on loan was $256,893.

(2)
Securities with an aggregate market value of  $256,893 were out on loan in exchange for $264,075 of cash collateral as of December 31, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

See Notes to Financial Statements.

December 31, 2016

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$129,198,917	$—	$—	$129,198,917
Short-Term Investments	5,553,024	—	—	5,553,024
Total Investments in Securities	$134,751,941	$—	$—	$134,751,941
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE INCOME AND GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is income, as high and dependable as is consistent with reasonable risk, and capital growth to increase total return.
To achieve the Fund’s goals, the Adviser invests not less than 50% of the Fund’s net assets in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. The balance of the Fund’s net assets is primarily invested in U.S. government securities, money market securities and investment grade debt securities rated at the time of purchase from the highest (AAA) to medium (BBB) quality. Although the Fund can invest in companies of any size, it generally invests in U.S. securities issued by larger, more established companies (those with a market capitalization of more than $5 billion).
Manager Discussion of Fund Performance
Below, Value Line Income and Growth Fund, Inc. portfolio managers Cindy Starke, Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2016.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 2.80% during the 12 months ended December 31, 2016. This compares to the 8.77% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
While the Fund generated absolute gains, its underperformance relative to its blended benchmark was driven by stock selection in equities, as the equity portion of the Fund lagged the S&P 500® Index during the annual period. The fixed income portion of the Fund outpaced the Bloomberg Barclays Index during the 12-month reporting period.
The equity portion of the Fund was invested primarily in large-cap growth stocks, which was the worst performing segment of the U.S. equity market during the annual period. Within the U.S. equity market, large-cap stocks underperformed small-cap and mid-cap stocks, as measured by the S&P indices, and value stocks outperformed growth stocks across the capitalization spectrum during the annual period. Sector allocation as a whole within the equity portion of the Fund also detracted. Having a large-cap growth stock bias kept the equity portion of the Fund either out of or underweighted in several top performing sectors, including energy, telecommunication services, financials, industrials and materials.
Asset allocation overall contributed positively to the Fund’s relative performance. Its overweight to equities and underweight to fixed income, relative to the blended benchmark, helped, as equities significantly outperformed fixed income during the annual period. U.S. equities, as measured by the S&P 500® Index, were up 11.96% during the annual period, and bonds, as measured by the Bloomberg Barclays Index, posted a return of 2.65%. However, as both equities and fixed income gained ground during the annual period, having an allocation to cash and cash equivalents, albeit modest, dampened relative results a bit.
Which equity market sectors most significantly affected Fund performance?
Stock selection in the health care and information technology sectors detracted most. Having an overweighted allocation to health care, which was the weakest performing sector in the S&P 500® Index during the annual period, and in particular having an overweight to stocks in the biotechnology industry, also detracted. Having an underweighted allocation to energy, which was the best performing sector in the S&P 500® Index during the annual period, hurt as well.
The only sector to contribute positively to the Fund’s relative results during the annual period was real estate. The Fund had an underweighted allocation to real estate stocks, and the sector was the second-weakest sector in the S&P 500® Index during the annual period, given concerns about rising interest rates and its potential effect on the real estate business. Security selection within the real estate sector also added value.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the stocks that detracted most from the Fund’s performance were health care companies focused on drug development — Vertex Pharmaceuticals, Allergan and Gilead Sciences.
The biotechnology industry was one of the weakest performers during the annual period amid uncertainty over the U.S. election and headline risk regarding the potential for future pricing controls. Shares of Vertex Pharmaceuticals sold off with the downdraft in biotechnology companies and on a slower than expected launch of Orkambi, a treatment for cystic fibrosis. Shares of Allergan declined sharply in April 2016 when Pfizer was forced to walk away from acquiring the company after the U.S. Treasury Department issued new rules aimed at preventing this acquisition from occurring. We reduced the Fund’s position in Allergan during the course of the year. Gilead Sciences’ shares were weak during the annual period, affected not only by the broad brush of the poorly performing health care sector but also by a weakening of its own company fundamentals. We were disappointed that its management did not make a significant acquisition to help bolster the company’s growth trajectory, as it had done before. We sold the Fund’s position in Gilead Sciences.
What were some of the Fund’s best-performing individual stocks?
Contributing most to the Fund’s relative results were biotechnology firm Medivation, online and mobile platform operator for restaurant pick-up and delivery orders GrubHub and global semiconductor and software designed NXP Semiconductors.
Shares of Medivation rose significantly, as Pfizer beat out several other firms with the most attractive acquisition offer at $14 billion in cash. During the annual period, we had increased the Fund’s position in Medivation and then sold the position before the acquisition closed. GrubHub, known to many of its users by its Seamless brand, is the leading online restaurant delivery service in the U.S. with an estimated market share of more than 50%. Its shares enjoyed robust double-digit gains reflecting strong growth fundamentals and execution during the annual period. We had added to the Fund’s position in GrubHub earlier in the year when its share price was lower, and then, following its strong performance, we trimmed the Fund’s position. NXP Semiconductors saw its shares gain significantly, driven higher by the news in late October 2016 that Qualcomm would acquire the company for $110 per share in cash or $47 billion enterprise value. We had opportunistically initiated a Fund position in NXP Semiconductors in July 2016 and then sold it following the acquisition announcement.
Did the equity portion of the Fund make any significant purchases or sales?
Energy stocks recovered in 2016, as oil prices appeared to have finally bottomed. Investors’ confidence was further boosted in late November 2016 when oil-producing countries, both OPEC and non-OPEC members, agreed to the first oil production cut in eight years. We believe these events were significant and thus made the sector investable again for long-term growth investors. One company we believe is well positioned in the energy sector in the coming years is Pioneer Natural Resources, one of the largest oil producers in the Midland Permian Basin in west Texas and southeast New Mexico, which is the second largest oil field in the world. Pioneer Natural Resources’ forward growth looks attractive to us, as the company targets 15% annual production growth and 25% annual cash flow growth through 2020.
Financial stocks rose sharply following the U.S. presidential election, as expectations for higher interest rates, corporate tax reform and deregulation buoyed the sector. We initiated a Fund position in Citigroup, the world’s leading investment banking and financial services company. We believe Citigroup is well positioned to benefit from these potential reforms and from higher interest rates, and we believe it was trading at an attractive valuation at the time of purchase.
In other areas, we established a Fund position in Zoetis, a global leader in animal health medicines and vaccines for pets and livestock, which was spun off of pharmaceutical giant Pfizer in 2013. In our view, the animal therapeutics market is a large and attractive one, with an estimated size of  $25 billion, that tends to experience steady rather than cyclical growth. We established the Fund position in March 2016 when its shares were under pressure, and its shares rebounded since the Fund’s purchase. We initiated a Fund position in Adobe Systems, a leading software company operating in the digital content creation market and digital marketing market. Combined, these two markets represent a nearly $48 billion opportunity. Adobe Systems expects to grow its sales 20% and its earnings per share 30% in the coming years.
The Fund benefited in 2016 from companies that were acquisition targets. LinkedIn, Medivation and NXP Semiconductors, all holdings in the Fund, were sold during the annual period after it was announced that these companies would be acquired. As we mentioned earlier, Medivation and NXP Semiconductors were among the Fund’s top positive contributors during the annual period. We exited the Fund’s position in professional social media network LinkedIn after Microsoft announced its acquisition of the company at a nearly 50% premium to the previous day close.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
During the annual period, we decreased the Fund’s weighting relative to the S&P 500® Index in the consumer discretionary, health care and industrials sectors. We increased the Fund’s relative positions in the energy and financials sectors during the annual period.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2016?
As of December 31, 2016, the Fund was overweighted relative to the S&P 500® Index in the health care, consumer discretionary and information technology sectors. The Fund was underweighted relative to the S&P 500® Index in the industrials, consumer staples, materials, energy and real estate sectors on the same date. The Fund was rather neutrally weighted to the S&P 500® Index in the financials sector and had no exposure to the utilities and telecommunication services sectors at the end of December 2016.

VALUE LINE INCOME AND GROWTH FUND, INC. (continued)

What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund had a rather neutral effect on its performance relative to the Bloomberg Barclays Index during the annual period. We kept the Fund’s duration approximately 0.25 years shorter than that of the Bloomberg Barclays Index in anticipation of higher interest rates. (A basis point is 1/100th of a percentage point). Duration is a measure of the fixed income portion of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
On the positive side, an overweighted allocation relative to the Bloomberg Barclays Index in corporate bonds and a corresponding underweighted allocation in U.S. Treasuries added value, as corporate bonds outperformed U.S. Treasuries during the annual period. Within the corporate bond sector, having exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, proved beneficial, as this sector posted strong total returns that significantly outpaced the Bloomberg Barclays Index during the annual period.
Conversely, having an overweight to financials within the investment grade corporate bond sector detracted, as financial bonds were the worst performing segment within the sector during the annual period. Having only a modest exposure to sovereign credits also detracted. We maintained the positioning in sovereign credits given heightened global volatility amidst Brexit, terrorism and other geopolitical factors, but the sector was a rather strong performer during the annual period.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
We increased the fixed income portion of the Fund’s exposure to investment grade and high yield corporate bonds and reduced its allocation to U.S. Treasuries during the annual period. Amongst corporate bonds, we added to the fixed income portion of the Fund’s exposure to energy-related credits and reduced exposure to the retail industry. These shifts proved beneficial as oil prices staged a comeback and as brick and mortar stores lost ground to e-commerce and online retailing. We did not change the fixed income portion of the Fund’s duration notably, but we did add some exposure to the long-term end of the yield curve as inflation appeared to be well-contained.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2016?
At the end of December 2016, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in spread, or non-U.S. Treasury, sectors. The fixed income portion of the Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The fixed income portion of the Fund was also overweight taxable municipal bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries and agency securities given our focus on enhancing investment income.
How did the Fund’s overall asset allocation shift from beginning to end of the annual period?
At the end of December 2015, the Fund had a weighting of approximately 68.8% in stocks, 23% in fixed income securities and 8.2% in cash equivalents. We increased the Fund’s exposure to equities during the annual period, as we believed the opportunity for capital appreciation and income was greater in equities. In addition, with interest rates expected to rise more in 2017, we expect stocks to continue to outperform bonds. We further believe equities should benefit from lower corporate tax rates, thus making their valuations, in our view, look more attractive. At December 31, 2016, the Fund had a weighting of approximately 84% in stocks, 15% in fixed income securities and 1% in cash equivalents.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
We believe the U.S. equity market’s performance should be supported by earnings growth, which we expect to accelerate in 2017. The potential for more pro-growth economic policies under a new U.S. administration, especially lower corporate and individual tax rates, may well be a positive development for many of the companies in the Fund’s portfolio, in our view. Although the timing and details of these changes were still uncertain at the end of the annual period, we anticipate that many of companies in which the Fund is invested may see a slight lift to their sales as well as increased earnings power from lower taxes by year-end 2017.

Further, with economic conditions slowly improving as seen in continued job gains, rising inflation and higher household spending, and with short-term interest rates set to rise a few times in 2017, we believe there are many stocks that offer attractive dividend income and capital appreciation potential. Thus, we intend to continue to build and own a diversified equity portfolio of high quality companies with good balance sheets and growth outlooks for 2017 and beyond. As always, our goal is to preserve capital in the near term while generating solid total return (i.e., income plus capital appreciation) over the long term and across economic cycles. Any marked change in the U.S. economy to either faster or slower growth may influence our tactical view and influence our asset allocation and sector exposure going forward.

Value Line Income and Growth Fund, Inc.
Portfolio Highlights at December 31, 2016 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Celgene Corp.	82,000	$9,491,500	3.1%
Activision Blizzard, Inc.	257,000	9,280,270	3.1%
Facebook, Inc.	80,000	9,204,000	3.0%
Edwards Lifesciences Corp.	84,000	7,870,800	2.6%
Alexion Pharmaceuticals, Inc.	61,000	7,463,350	2.5%
JPMorgan Chase & Co.	85,000	7,334,650	2.4%
Visa, Inc.	90,000	7,021,800	2.3%
Bank of America Corp.	295,000	6,519,500	2.1%
Citigroup, Inc.	105,000	6,240,150	2.1%
Alphabet, Inc.	7,800	6,181,110	2.0%
Total			25.2%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

The following graph compares the performance of the Value Line Income and Growth Fund, Inc. to that of the 60/40 S&P 500® Index/Bloomberg Barclays Aggregate Bond Index, (the “Index”). The Value Line Income and Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.
Comparison of a Change in Value of a $10,000 Investment in the Value Line Income and Growth Fund, Inc. and the 60/40 S&P 500® Index/Bloomberg Barclays Aggregate Bond Index*

Performance Data: **
Average Annual Total Return
Investor Class
1 year ended 12/31/16	2.80%
5 years ended 12/31/16	8.31%
10 years ended 12/31/16	5.46%
Institutional Class
1 year ended 12/31/16	3.06%
*
The 60/40 S&P 500® Index/Bloomberg Barclays Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the Standard & Poor’s 500 Stock Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Barclays Capital Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Income and Growth Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS (83.8%)
CONSUMER DISCRETIONARY (16.1%)
	APPAREL (1.7%)
57,000	NIKE, Inc. Class B	$2,897,310
45,000	VF Corp.	2,400,750
		5,298,060
	ENTERTAINMENT (2.8%)
70,000	Lions Gate Entertainment Corp. Class A(1)	1,883,000
58,000	Lions Gate Entertainment Corp. Class B*(1)	1,423,320
32,000	Vail Resorts, Inc.	5,161,920
		8,468,240
	HOME BUILDERS (0.9%)
83,000	Toll Brothers, Inc.*	2,573,000
	INTERNET (3.8%)
7,000	Amazon.com, Inc.*	5,249,090
30,000	Netflix, Inc.*	3,714,000
1,800	Priceline Group, Inc. (The)*	2,638,908
		11,601,998
	MEDIA (2.0%)
36,000	Comcast Corp. Class A	2,485,800
33,000	Walt Disney Co. (The)	3,439,260
		5,925,060
	RETAIL (4.9%)
20,000	Home Depot, Inc.	2,681,600
86,000	Starbucks Corp.	4,774,720
42,000	Texas Roadhouse, Inc.	2,026,080
42,000	TJX Companies, Inc. (The)	3,155,460
80,000	Urban Outfitters, Inc.*	2,278,400
		14,916,260
		48,782,618
CONSUMER STAPLES (2.6%)
	BEVERAGES (1.8%)
17,000	Constellation Brands, Inc. Class A	2,606,270
63,000	Monster Beverage Corp.*	2,793,420
		5,399,690
	COSMETICS & PERSONAL CARE (0.8%)
33,000	Estee Lauder Companies, Inc. (The) Class A	2,524,170
		7,923,860
ENERGY (5.3%)
	OIL & GAS (3.9%)
66,000	Anadarko Petroleum Corp.	4,602,180
Shares		Value
ENERGY (5.3%) (continued)
	OIL & GAS (3.9%) (continued)
27,000	Diamondback Energy, Inc.*	$2,728,620
25,000	Pioneer Natural Resources Co.	4,501,750
52,000	Schlumberger Ltd.	4,365,400
		16,197,950
FINANCIALS (12.8%)
	BANKS (6.6%)
295,000	Bank of America Corp.	6,519,500
105,000	Citigroup, Inc.	6,240,150
85,000	JPMorgan Chase & Co.	7,334,650
		20,094,300
	DIVERSIFIED FINANCIAL SERVICES (1.8%)
7,300	BlackRock, Inc.	2,777,942
210,000	Blackstone Group L.P. (The)	5,676,301
130,000	Charles Schwab Corp. (The)	5,131,100
90,000	Invesco Ltd.	2,730,600
70,000	Synchrony Financial	2,538,900
		18,854,843
		38,949,143
HEALTHCARE (20.8%)
	BIOTECHNOLOGY (10.4%)
61,000	Alexion Pharmaceuticals, Inc.*	7,463,350
16,000	Biogen, Inc.*	4,537,280
41,000	BioMarin Pharmaceutical, Inc.*	3,396,440
82,000	Celgene Corp.*	9,491,500
22,000	Intercept Pharmaceuticals, Inc.*(1)	2,390,300
60,000	Vertex Pharmaceuticals, Inc.*	4,420,200
		31,699,070
	HEALTHCARE PRODUCTS (4.8%)
84,000	Edwards Lifesciences Corp.*	7,870,800
51,000	Medtronic PLC	3,632,730
68,000	Zeltiq Aesthetics, Inc.*(1)	2,959,360
		14,462,890
	PHARMACEUTICALS (4.7%)
13,500	Allergan PLC*	2,835,135
40,000	DexCom, Inc.*	2,388,000
28,000	Jazz Pharmaceuticals PLC*	3,052,840
91,000	Pfizer, Inc.	2,955,680
Shares		Value
HEALTHCARE (20.8%) (continued)
	PHARMACEUTICALS (4.7%) (continued)
54,000	Zoetis, Inc.	$2,890,620
		14,122,275
	SOFTWARE (0.9%)
58,000	Medidata Solutions, Inc.*	2,880,860
		63,165,095
INDUSTRIALS (0.9%)
	AIRLINES (0.9%)
56,000	Delta Air Lines, Inc.	2,754,640
INFORMATION TECHNOLOGY (23.0%)
	AUTO PARTS & EQUIPMENT (1.1%)
85,000	Mobileye N.V.*(1)	3,240,200
	COMMERCIAL SERVICES (1.3%)
100,000	PayPal Holdings, Inc.*	3,947,000
	COMPUTERS (2.0%)
34,000	Apple, Inc.	3,937,880
38,000	Cognizant Technology Solutions Corp. Class A*	2,129,140
		6,067,020
	DIVERSIFIED FINANCIAL SERVICES (2.3%)
90,000	Visa, Inc. Class A	7,021,800
	INTERNET (8.8%)
40,000	Alibaba Group Holding, Ltd. ADR*	3,512,400
2,600	Alphabet, Inc. Class C	2,006,732
7,800	Alphabet, Inc. Class A*	6,181,110
80,000	Facebook, Inc. Class A*	9,204,000
80,000	GrubHub, Inc.*(1)	3,009,600
215,000	Pandora Media, Inc.*(1)	2,803,600
		26,717,442
	SEMICONDUCTORS (1.4%)
25,000	BROADCOM, Ltd.	4,419,250
	SOFTWARE (6.1%)
257,000	Activision Blizzard, Inc.	9,280,270
29,000	Adobe Systems, Inc.*	2,985,550
49,000	Akamai Technologies, Inc.*	3,267,320
44,000	Salesforce.com, Inc.*	3,012,240
		18,545,380
		69,958,092
MATERIALS (0.7%)
	CHEMICALS (0.7%)
20,000	Monsanto Co.	2,104,200

See Notes to Financial Statements.

December 31, 2016

Shares		Value
COMMON STOCKS (83.8%) (continued)
REAL ESTATE (1.6%)
	REITS (1.6%)
26,000	American Tower Corp. REIT	$2,747,680
30,000	Lamar Advertising Co. REIT Class A	2,017,200
		4,764,880
TOTAL COMMON STOCKS (Cost $230,420,295) (83.8%)		254,600,478
Principal Amount		Value
ASSET-BACKED SECURITIES (0.5%)
$95,261	Capital Auto Receivables Asset Trust, Series 2014-3, Class A3, 1.48%, 11/20/18	95,323
250,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	250,449
150,000	CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.56%, 11/16/20	150,057
100,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	100,383
150,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	153,870
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	252,134
150,000	Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A, 1.92%, 1/15/19	150,040
250,000	GM Financial Automobile Leasing Trust, Series 2015-2, Class A3, 1.68%, 12/20/18	250,678
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	100,760
100,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	100,902
TOTAL ASSET-BACKED SECURITIES (Cost $1,613,051) (0.5%)		1,604,596
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.1%)
$251,512	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.69%, 6/11/50(3)	$255,858
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	104,307
94,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K715, Class A2, 2.86%, 1/25/21	96,806
59,835	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.53%, 12/25/45(2)(3)	60,025
120,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.17%, 4/25/46(2)(3)	120,952
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(2)(3)	254,654
203,406	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	196,195
250,000	GNMA, Series 2013-12, Class B, 2.19%, 11/16/52(3)	237,788
250,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	260,380
162,089	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(3)	165,280
100,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	103,278
131,751	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.63%, 4/25/45(3)	132,068
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	252,245
385,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	392,505
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.1%) (continued)
$100,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A2, 2.95%, 12/15/47	$102,331
150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	152,323
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	202,832
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	210,910
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,391,570) (1.1%)		3,300,737
CORPORATE BONDS & NOTES (7.5%)
BASIC MATERIALS (0.2%)
	CHEMICALS (0.2%)
225,000	Celanese U.S. Holdings LLC Guaranteed Notes	237,046
200,000	LYB International Finance B.V. Guaranteed Notes	208,959
100,000	Mosaic Co. (The) Senior Unsecured Notes	99,180
		545,185
COMMUNICATIONS (0.8%)
	INTERNET (0.2%)
100,000	Amazon.com, Inc. Senior Unsecured Notes	103,625
125,000	Amazon.com, Inc. Senior Unsecured Notes	137,583
150,000	Baidu, Inc. Senior Unsecured Notes	151,574
150,000	Expedia, Inc. Guaranteed Notes	152,434
150,000	Netflix, Inc. Senior Unsecured Notes	160,500
		705,716
	MEDIA (0.4%)
200,000	CBS Corp. Guaranteed Notes	201,462
150,000	Comcast Corp. Guaranteed Notes	193,672
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. Guaranteed Notes	256,285
150,000	Discovery Communications LLC Guaranteed Notes	157,953

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (7.5%) (continued)
COMMUNICATIONS (0.8%) (continued)
$200,000	Scripps Networks Interactive, Inc. Senior Unsecured Notes	$200,442
100,000	Time Warner, Inc. Guaranteed Notes	99,440
100,000	Time Warner, Inc. Guaranteed Notes	99,432
		1,208,686
	TELECOMMUNICATIONS (0.2%)
150,000	T-Mobile USA, Inc. Guaranteed Notes	153,375
250,000	Telefonica Emisiones SAU Guaranteed Notes	270,959
100,000	Verizon Communications, Inc. Senior Unsecured Notes	96,591
		520,925
		2,435,327
CONSUMER, CYCLICAL (0.9%)
	AUTO MANUFACTURERS (0.2%)
300,000	Ford Motor Credit Co. LLC Senior Unsecured Notes	301,339
200,000	General Motors Financial Co., Inc. Guaranteed Notes	201,254
100,000	Nissan Motor Acceptance Corp. Senior Unsecured Notes(2)	100,501
		603,094
	AUTO PARTS & EQUIPMENT (0.1%)
100,000	Goodyear Tire & Rubber Co. (The) Guaranteed Notes	99,544
100,000	Magna International, Inc. Senior Unsecured Notes	103,601
		203,145
	HOME BUILDERS (0.2%)
100,000	CalAtlantic Group, Inc. Guaranteed Notes	109,750
175,000	D.R. Horton, Inc. Guaranteed Notes	179,812
150,000	PulteGroup, Inc. Guaranteed Notes	153,375
100,000	Toll Brothers Finance Corp. Guaranteed Notes	98,250
		541,187
	HOUSEWARES (0.1%)
150,000	Newell Brands, Inc. Senior Unsecured Notes	151,646
Principal Amount		Value
CONSUMER, CYCLICAL (0.9%) (continued)
	HOUSEWARES (0.1%) (continued)
$50,000	Newell Brands, Inc. Senior Unsecured Notes	$57,401
		209,047
	LEISURE TIME (0.1%)
150,000	Royal Caribbean Cruises, Ltd. Senior Unsecured Notes	160,313
	LODGING (0.1%)
250,000	Wyndham Worldwide Corp. Senior Unsecured Notes	249,554
250,000	Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. Guaranteed Notes	256,250
		505,804
	RETAIL (0.1%)
100,000	CVS Health Corp. Senior Unsecured Notes	98,513
100,000	L Brands, Inc. Guaranteed Notes	112,250
100,000	Nordstrom, Inc. Senior Unsecured Notes	98,537
125,000	Sally Holdings LLC/Sally Capital, Inc. Guaranteed Notes	129,844
		439,144
		2,661,734
CONSUMER, NON-CYCLICAL (1.0%)
	BEVERAGES (0.1%)
150,000	Anheuser-Busch InBev Finance, Inc. Guaranteed Notes	162,131
250,000	Constellation Brands, Inc. Guaranteed Notes	258,120
		420,251
	BIOTECHNOLOGY (0.1%)
150,000	Celgene Corp. Senior Unsecured Notes	150,917
200,000	Gilead Sciences, Inc. Senior Unsecured Notes	201,039
		351,956
	COMMERCIAL SERVICES (0.0%)
100,000	Service Corp. International Senior Unsecured Notes	104,000
	FOOD (0.3%)
150,000	JM Smucker Co. (The) Guaranteed Notes	148,830
100,000	Kellogg Co. Senior Unsecured Notes	97,617
Principal Amount		Value
CONSUMER, NON-CYCLICAL (1.0%) (continued)
	FOOD (0.3%) (continued)
$100,000	Kroger Co. (The) Senior Unsecured Notes	$101,936
100,000	Kroger Co. (The) Senior Unsecured Notes	107,809
150,000	Sysco Corp. Guaranteed Notes	151,809
200,000	Wm Wrigley Jr Co. Senior Unsecured Notes(2)	201,006
		809,007
	HEALTHCARE PRODUCTS (0.1%)
150,000	Edwards Lifesciences Corp. Senior Unsecured Notes	152,253
	HEALTHCARE SERVICES (0.3%)
150,000	DaVita, Inc. Guaranteed Notes	156,750
200,000	HCA, Inc. Guaranteed Notes	200,500
150,000	LifePoint Health, Inc. Guaranteed Notes	156,000
100,000	NYU Hospitals Center Secured Notes	104,267
100,000	Quest Diagnostics, Inc. Senior Unsecured Notes	98,810
100,000	UnitedHealth Group, Inc. Senior Unsecured Notes	105,615
		821,942
	PHARMACEUTICALS (0.1%)
100,000	Actavis Funding SCS Guaranteed Notes	100,578
200,000	Express Scripts Holding Co. Guaranteed Notes	214,814
100,000	Shire Acquisitions Investments Ireland DAC Guaranteed Notes	95,045
		410,437
		3,069,846
ENERGY (0.6%)
	OIL & GAS (0.3%)
100,000	Chevron Corp. Senior Unsecured Notes	98,589
100,000	Devon Energy Corp. Senior Unsecured Notes	94,469
50,000	Occidental Petroleum Corp. Senior Unsecured Notes	50,377
150,000	Occidental Petroleum Corp. Senior Unsecured Notes	156,076
200,000	Phillips 66 Guaranteed Notes	214,743

See Notes to Financial Statements.

December 31, 2016

Principal Amount		Value
CORPORATE BONDS & NOTES (7.5%) (continued)
ENERGY (0.6%) (continued)
$125,000	Shell International Finance B.V. Guaranteed Notes	$117,283
150,000	Valero Energy Corp. Senior Unsecured Notes	175,555
		907,092
	PIPELINES (0.3%)
150,000	DCP Midstream Operating L.P. Guaranteed Notes	149,250
150,000	Energy Transfer Partners L.P. Senior Unsecured Notes(1)	170,677
400,000	Enterprise Products Operating LLC Guaranteed Notes	399,928
125,000	Magellan Midstream Partners L.P. Senior Unsecured Notes	117,446
250,000	Spectra Energy Partners L.P. Senior Unsecured Notes	265,413
		1,102,714
		2,009,806
FINANCIAL (2.7%)
	BANKS (1.3%)
250,000	Australia & New Zealand Banking Group Ltd. Subordinated Notes(2)	255,989
100,000	Banco Bilbao Vizcaya Argentaria S.A. Senior Unsecured Notes	100,506
100,000	Bancolombia S.A. Senior Unsecured Notes(1)	108,530
100,000	Bank of America Corp. MTN Subordinated Notes	101,870
300,000	Bank of America Corp. MTN, Series L Senior Unsecured Notes	314,329
250,000	BPCE S.A. Guaranteed Notes	252,193
250,000	Capital One Financial Corp. Senior Unsecured Notes	253,255
174,000	Citigroup, Inc. Subordinated Notes	187,428
350,000	Cooperatieve Rabobank UA Guaranteed Notes	360,052
250,000	Credit Agricole S.A. Senior Unsecured Notes(2)	250,486
Principal Amount		Value
FINANCIAL (2.7%) (continued)
$150,000	Fifth Third Bancorp Senior Unsecured Notes	$151,650
100,000	Goldman Sachs Group, Inc. (The) Subordinated Notes	123,485
250,000	Morgan Stanley Senior Unsecured Notes	252,046
250,000	Morgan Stanley Subordinated Notes	267,935
300,000	PNC Financial Services Group, Inc. (The) Senior Unsecured Notes	308,411
100,000	Santander Holdings USA, Inc. Senior Unsecured Notes	99,113
250,000	Societe Generale S.A. Senior Unsecured Notes(1)	274,456
250,000	Wells Fargo & Co. MTN Senior Unsecured Notes(1)	257,213
		3,918,947
	DIVERSIFIED FINANCIAL SERVICES (0.6%)
175,000	Aircastle Ltd. Senior Unsecured Notes(1)	182,656
150,000	Ally Financial, Inc. Guaranteed Notes	154,500
250,000	American Express Co. Senior Unsecured Notes(3)	250,517
150,000	BlackRock, Inc., Series 2 Senior Unsecured Notes	162,907
250,000	Discover Financial Services Senior Unsecured Notes	247,765
250,000	International Lease Finance Corp. Senior Secured Notes(2)	269,375
250,000	Nomura Holdings, Inc. GMTN Senior Unsecured Notes	252,366
200,000	Stifel Financial Corp. Senior Unsecured Notes	198,626
150,000	Synchrony Financial Senior Unsecured Notes	151,944
100,000	Synchrony Financial Senior Unsecured Notes	102,782
		1,973,438
Principal Amount		Value
FINANCIAL (2.7%) (continued)
	INSURANCE (0.3%)
$250,000	American International Group, Inc. Senior Unsecured Notes	$273,194
250,000	Berkshire Hathaway, Inc. Senior Unsecured Notes(1)	264,758
100,000	CNA Financial Corp. Senior Unsecured Notes	101,431
150,000	XLIT Ltd. Guaranteed Notes	166,700
		806,083
	REAL ESTATE (0.1%)
250,000	ProLogis L.P. Guaranteed Notes	253,618
	REITS (0.4%)
53,000	American Tower Corp. Senior Unsecured Notes	50,175
150,000	AvalonBay Communities, Inc. GMTN Senior Unsecured Notes	150,172
125,000	Crown Castle International Corp. Senior Unsecured Notes	129,324
100,000	Digital Realty Trust L.P. Guaranteed Notes	108,661
250,000	EPR Properties Guaranteed Notes	259,836
150,000	Hospitality Properties Trust Senior Unsecured Notes	149,503
100,000	Host Hotels & Resorts L.P. Senior Unsecured Notes	108,165
100,000	Kimco Realty Corp. Senior Unsecured Notes	93,357
100,000	Weyerhaeuser Co. Senior Unsecured Notes	112,259
100,000	Weyerhaeuser Co. Senior Unsecured Notes	120,290
		1,281,742
		8,233,828
INDUSTRIAL (0.4%)
	BUILDING MATERIALS (0.1%)
150,000	Masco Corp. Senior Unsecured Notes	168,750
	ELECTRONICS (0.0%)
50,000	Allegion PLC Guaranteed Notes	53,000

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (7.5%) (continued)
INDUSTRIAL (0.4%) (continued)
	MISCELLANEOUS MANUFACTURER (0.1%)
$250,000	Textron, Inc. Senior Unsecured Notes	$251,374
	PACKAGING & CONTAINERS (0.1%)
150,000	Ball Corp. Guaranteed Notes	156,750
250,000	Packaging Corp. of America Senior Unsecured Notes	251,026
		407,776
	TRANSPORTATION (0.1%)
150,000	Burlington Northern Santa Fe LLC Senior Unsecured Notes	152,116
100,000	FedEx Corp. Guaranteed Notes	100,771
		252,887
		1,133,787
TECHNOLOGY (0.3%)
	SEMICONDUCTORS (0.1%)
100,000	Intel Corp. Senior Unsecured Notes	100,952
200,000	QUALCOMM, Inc. Senior Unsecured Notes	203,505
		304,457
	SOFTWARE (0.2%)
125,000	Cadence Design Systems, Inc. Senior Unsecured Notes	122,567
250,000	Microsoft Corp. Senior Unsecured Notes	236,174
175,000	Microsoft Corp. Senior Unsecured Notes	186,449
		545,190
		849,647
UTILITIES (0.6%)
	ELECTRIC (0.4%)
150,000	Consolidated Edison Co. of New York, Inc. Senior Unsecured Notes	159,054
100,000	Consumers Energy Co.	100,732
100,000	Exelon Generation Co. LLC Senior Unsecured Notes	107,176
250,000	Florida Power & Light Co.(1)	254,861
175,000	ITC Holdings Corp. Senior Unsecured Notes	170,003
Principal Amount		Value
UTILITIES (0.6%) (continued)
$100,000	Pacific Gas & Electric Co. Senior Unsecured Notes(1)	$97,971
100,000	PSEG Power LLC Guaranteed Notes(1)	103,362
250,000	South Carolina Electric & Gas Co.	253,426
100,000	Southern Co. (The) Senior Unsecured Notes	98,709
		1,345,294
	OIL & GAS (0.1%)
150,000	National Fuel Gas Co. Senior Unsecured Notes	155,790
	WATER (0.1%)
225,000	American Water Capital Corp. Senior Unsecured Notes	221,170
		1,722,254
TOTAL CORPORATE BONDS & NOTES (Cost $22,579,706) (7.5%)		22,661,414
FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20	268,375
125,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27(1)	129,844
250,000	Republic of Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	255,689
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $653,769) (0.2%)		653,908
LONG-TERM MUNICIPAL SECURITIES (0.5%)
	CALIFORNIA (0.1%)
80,000	Los Angeles County Public Works Financing Authority, Build America Bonds, Revenue Bonds, 5.84%, 8/1/21	91,195
50,000	University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Build America Bonds, Series H, 6.40%, 5/15/31	62,148
		153,343
Principal Amount		Value
	FLORIDA (0.0%)
$75,000	Florida State Department of Environmental Protection Revenue, Build America Bonds, Revenue Bonds, Series B, 5.31%, 7/1/18	$78,973
	NEW YORK (0.2%)
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	253,615
185,000	Metropolitan Transportation Authority, Build America Bonds, Revenue Bonds, Ser. C-1, 5.12%, 11/15/19	200,392
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, Revenue Bonds, 4.53%, 11/1/22	108,086
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	243,107
		805,200
	TEXAS (0.2%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	279,065
250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	245,528
		524,593
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,533,927) (0.5%)		1,562,109
U.S. GOVERNMENT AGENCY OBLIGATIONS (3.5%)
250,000	FHLB, 1.63%, 2/27/19	251,679
292,777	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	288,075

See Notes to Financial Statements.

December 31, 2016

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.5%) (continued)
U.S. GOVERNMENT AGENCY OBLIGATIONS (3.5%) (continued)
$49,293	FHLMC Gold PC Pool #A46044, 5.00%, 7/1/35	$53,918
165,578	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	180,509
44,584	FHLMC Gold PC Pool #A89430, 4.50%, 10/1/39	47,930
121,009	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	127,109
203,610	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	209,082
52,923	FHLMC Gold Pool #A84814, 4.50%, 3/1/39	56,986
49,692	FHLMC Gold Pool #A96997, 4.50%, 2/1/41	53,617
197,141	FHLMC Gold Pool #A97264, 4.00%, 2/1/41	207,128
295,701	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	295,581
54,641	FHLMC Gold Pool #G08521, 3.00%, 1/1/43	54,619
465,647	FHLMC Gold Pool #J13314, 3.50%, 10/1/25	486,132
121,459	FHLMC Gold Pool #Q06884, 3.50%, 3/1/42	125,101
90,210	FHLMC Gold Pool #Q11077, 3.50%, 9/1/42	92,934
54,084	FNMA Pool #254733, 5.00%, 4/1/23	58,884
378,885	FNMA Pool #254954, 4.50%, 10/1/23	407,509
192,069	FNMA Pool #745275, 5.00%, 2/1/36	209,756
21,669	FNMA Pool #832199, 4.50%, 7/1/35	23,337
219,554	FNMA Pool #844809, 5.00%, 11/1/35	239,815
6,318	FNMA Pool #910242, 5.00%, 3/1/37	6,879
27,197	FNMA Pool #973333, 4.50%, 2/1/38	29,348
6,672	FNMA Pool #975116, 5.00%, 5/1/38	7,265
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (3.5%) (continued)
$115,758	FNMA Pool #AA0466, 4.50%, 2/1/39	$124,503
6,673	FNMA Pool #AB1259, 5.00%, 7/1/40	7,279
259,956	FNMA Pool #AB1796, 3.50%, 11/1/40	268,085
115,967	FNMA Pool #AB2660, 3.50%, 5/1/21	120,835
89,030	FNMA Pool #AB3218, 3.50%, 7/1/31	91,863
380,378	FNMA Pool #AB3900, 3.00%, 11/1/26	391,155
13,688	FNMA Pool #AB3943, 4.00%, 11/1/41	14,457
137,481	FNMA Pool #AC5822, 4.50%, 5/1/40	148,322
192,199	FNMA Pool #AD7128, 4.50%, 7/1/40	207,188
127,165	FNMA Pool #AD8529, 4.50%, 8/1/40	137,081
88,415	FNMA Pool #AH3226, 5.00%, 2/1/41	96,689
216,237	FNMA Pool #AH4493, 4.50%, 2/1/41	233,164
139,065	FNMA Pool #AI1019, 4.50%, 5/1/41	150,206
17,809	FNMA Pool #AK6513, 4.00%, 3/1/42	18,732
500,575	FNMA Pool #AL0657, 5.00%, 8/1/41	548,687
40,849	FNMA Pool #AL3192, 5.00%, 5/1/42	44,720
333,081	FNMA Pool #AQ1853, 3.00%, 11/1/42	332,986
179,098	FNMA Pool #AS0560, 4.50%, 9/1/43	192,691
109,469	FNMA Pool #AS1529, 3.00%, 1/1/29	112,433
87,875	FNMA Pool #AS3789, 4.50%, 11/1/44	94,569
129,941	FNMA Pool #AS4503, 3.00%, 2/1/30	133,460
232,585	FNMA Pool #AS4928, 3.50%, 5/1/45	238,555
105,890	FNMA Pool #AS6205, 3.50%, 11/1/45	108,606
57,369	FNMA Pool #AT8849, 4.00%, 6/1/43	60,399
176,041	FNMA Pool #AU1847, 3.00%, 9/1/43	175,991
172,354	FNMA Pool #AU3621, 3.00%, 7/1/43	172,305
333,576	FNMA Pool #AU5409, 3.00%, 8/1/43	331,746
116,596	FNMA Pool #AU5653, 4.00%, 9/1/43	122,600
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (3.5%) (continued)
$162,589	FNMA Pool #AU6562, 3.50%, 12/1/43	$167,546
78,079	FNMA Pool #AU7025, 3.00%, 11/1/43	78,056
147,957	FNMA Pool #AV3310, 4.50%, 1/1/44	159,180
55,995	FNMA Pool #AX1138, 3.50%, 9/1/44	57,442
171,520	FNMA Pool #AY2728, 2.50%, 2/1/30	171,942
238,589	FNMA Pool #BA6555, 3.00%, 1/1/46	237,280
25,368	FNMA Pool #MA0406, 4.50%, 5/1/30	27,307
72,780	FNMA Pool #MA0577, 3.50%, 11/1/20	75,823
282,361	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	278,792
101,706	GNMA I Pool #539285, 3.00%, 5/15/42	103,224
46,807	GNMA I Pool #744842, 3.00%, 5/15/42	47,363
158,735	GNMA II Pool #MA1520, 3.00%, 12/20/43	161,400
263,892	GNMA II Pool #MA1521, 3.50%, 12/20/43	275,072
488,255	GNMA II Pool #MA1839, 4.00%, 4/20/44	518,956
59,913	GNMA II Pool #MA2445, 3.50%, 12/20/44	62,398
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,664,794) (3.5%)		10,614,281
U.S. TREASURY OBLIGATIONS (2.1%)
25,000	U.S. Treasury Bonds, 5.25%, 2/15/29	31,955
500,000	U.S. Treasury Bonds, 3.13%, 11/15/41	507,441
250,000	U.S. Treasury Bonds, 2.75%, 8/15/42	236,182
600,000	U.S. Treasury Bonds, 2.88%, 5/15/43	579,539
200,000	U.S. Treasury Bonds, 3.75%, 11/15/43	226,758
100,000	U.S. Treasury Bonds, 3.63%, 2/15/44	110,840
100,000	U.S. Treasury Bonds, 3.38%, 5/15/44	106,043
100,000	U.S. Treasury Bonds, 3.13%, 8/15/44	101,211
100,000	U.S. Treasury Bonds, 3.00%, 11/15/44	98,785
100,000	U.S. Treasury Notes, 0.63%, 5/31/17	100,008
200,000	U.S. Treasury Notes, 0.88%, 10/15/17	200,031

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (2.1%) (continued)
$200,000	U.S. Treasury Notes, 0.75%, 12/31/17	$199,672
200,000	U.S. Treasury Notes, 0.75%, 3/31/18	199,422
400,000	U.S. Treasury Notes, 1.38%, 9/30/18	401,500
600,000	U.S. Treasury Notes, 1.38%, 11/30/18	602,180
100,000	U.S. Treasury Notes, 1.38%, 2/28/19	100,281
200,000	U.S. Treasury Notes, 1.63%, 12/31/19	200,984
300,000	U.S. Treasury Notes, 3.63%, 2/15/20	319,230
250,000	U.S. Treasury Notes, 1.13%, 4/30/20	246,553
450,000	U.S. Treasury Notes, 1.38%, 4/30/20	447,100
150,000	U.S. Treasury Notes, 2.25%, 4/30/21	152,631
100,000	U.S. Treasury Notes, 2.13%, 12/31/21	100,855
125,000	U.S. Treasury Notes, 1.75%, 3/31/22	123,335
50,000	U.S. Treasury Notes, 1.63%, 8/15/22	48,762
100,000	U.S. Treasury Notes, 2.00%, 11/30/22	99,324
150,000	U.S. Treasury Notes, 2.00%, 2/15/23	148,764
Principal Amount		Value
$400,000	U.S. Treasury Notes, 2.38%, 8/15/24	$401,859
100,000	U.S. Treasury Notes, 2.25%, 11/15/25	98,719
302,526	U.S. Treasury Notes, 0.13%, 7/15/26 TIPS	292,543
TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,372,352) (2.1%)		6,482,507
Shares		Value
SHORT-TERM INVESTMENTS (4.9%)
	MONEY MARKET FUNDS (4.9%)
2,608,281	State Street Institutional Liquid Reserves Fund	2,608,281
12,090,900	State Street Navigator Securities Lending Prime Portfolio(4)	12,090,900
TOTAL SHORT-TERM INVESTMENTS (Cost $14,699,181) (4.9%)		$14,699,181
TOTAL INVESTMENT SECURITIES (104.1%) (Cost $291,928,645)		316,179,211
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-4.1%)		(12,487,610)
NET ASSETS (100%)		$303,691,601
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2016, the market value of the securities on loan was $11,730,649.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.

(4)
Securities with an aggregate market value of  $11,730,649 were out on loan in exchange for $12,090,900 of cash collateral as of December 31, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

TIPS
Treasury Inflation Prorated Security

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$254,600,478	$—	$—	$254,600,478
Asset-Backed Securities	—	1,604,596	—	1,604,596
Commercial Mortgage-Backed Securities	—	3,300,737	—	3,300,737
Corporate Bonds & Notes*	—	22,661,414	—	22,661,414
Foreign Government Obligations	—	653,908	—	653,908
Long-Term Municipal Securities*	—	1,562,109	—	1,562,109
U.S. Government Agency Obligations	—	10,614,281	—	10,614,281
U.S. Treasury Obligations	—	6,482,507	—	6,482,507
Short-Term Investments	14,699,181	—	—	14,699,181
Total Investments in Securities	$269,299,659	$46,879,552	$—	$316,179,211

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s sole investment objective is to realize capital growth.
To achieve the Fund’s investment objective the Adviser invests substantially all of the Fund’s assets in common stock. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 30 to 50 companies. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments usually, as measured by the number and total value of purchases, are selected from common stocks of larger companies by capitalization that are ranked 1, 2, or 3 by the Ranking System. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.
Manager Discussion of Fund Performance
Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the 12 months ended December 31, 2016.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 0.24% during the 12 months ended December 31, 2016. This compares to the 11.96% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund underperformed the S&P 500® Index during the 12-month reporting period attributable primarily to its focus on investments in leading large-cap growth stocks versus the S&P 500® Index’s more broadly diversified composition. Growth stocks significantly lagged value stocks during the annual period across the capitalization spectrum, and large-cap growth stocks was the weakest performing segment in the U.S. equity market.
Sector allocation as a whole also detracted. Our long-term outlook and focused growth strategy kept the Fund either out of or underweighted in several top performing sectors, including energy, telecommunication services, financials, industrials and materials. The companies in these sectors generally did not meet our growth targets. Further, an overweight in health care, the weakest performing sector in the S&P 500® Index and the only one to post a negative absolute return during the annual period, hurt.
Which equity market sectors most significantly affected Fund performance?
The Fund was invested in only seven sectors of the S&P 500® Index during the annual period. As indicated earlier, not being invested in utilities, materials and telecommunication services, each of which notably outpaced the S&P 500® Index during the annual period, hurt. Of those sectors in which the Fund was invested, stock selection in health care, information technology and financials detracted most. Having an overweighted allocation to health care, which was the weakest performing sector in the S&P 500® Index during the annual period, and in particular having an overweight to stocks in the biotechnology industry, also detracted. Having an underweighted allocation to financials, which was the third best performing sector in the S&P 500® Index during the annual period, hampered the Fund’s relative results as well.
The only sector to contribute positively to the Fund’s relative results during the annual period was real estate. The Fund had no allocation to real estate stocks, and the sector was the second-weakest sector in the S&P 500® Index during the annual period.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the stocks that detracted most from the Fund’s performance were two biotechnology companies — Vertex Pharmaceuticals and Alexion Pharmaceuticals — and software gaming company Activision Blizzard.
The biotechnology industry was one of the weakest performers during the annual period amid uncertainty over the U.S. election and headline risk regarding the potential for future pricing controls. Shares of Vertex Pharmaceuticals sold off with the downdraft in biotechnology companies and on a slower than expected launch of Orkambi, a treatment for cystic fibrosis. Alexion Pharmaceuticals sold off at the end of the annual period due to the surprise announcement of the resignation of its Chief Executive Officer and Chief Financial Officer. Despite this setback, at the end of the annual period, we believed the fundamentals of Alexion Pharmaceuticals’ business remained on solid footing and that the company remained well positioned for sales and earnings growth in the coming year.
Activision Blizzard, a leading developer and publisher of software games for online, mobile and consoles, saw its shares decline toward the end of the annual period. The company’s guidance for the fourth quarter of 2016 was below consensus expectations, and sales of its new game, “Call of Duty: Infinite Warfare,” had not lived up to analysts’ expectations to date.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.
(continued)

What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were biotechnology firm Medivation, online and mobile platform operator for restaurant pick-up and delivery orders GrubHub and global semiconductor and software designer NXP Semiconductors.
Shares of Medivation rose significantly, as Pfizer beat out several other firms with the most attractive acquisition offer at $14 billion in cash. During the annual period, we had increased the Fund’s position in Medivation and then sold the position before the acquisition closed. GrubHub was a new position for the Fund during the annual period. GrubHub, known to many of its users by its Seamless brand, is the leading online restaurant delivery service in the U.S. with an estimated market share of more than 50%. We established the position in GrubHub after a steep sell-off in its share price in January 2016, and its shares subsequently rebounded to robust double-digit gains reflecting strong growth fundamentals and execution during the annual period. Following its strong performance, we trimmed the Fund’s position in GrubHub. NXP Semiconductors saw its shares gain significantly driven higher by the news that Qualcomm would acquire the company for $110 per share in cash or $47 billion enterprise value.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
In addition to the purchases mentioned earlier, we initiated a Fund position in Adobe Systems, a leading software company operating in the digital content creation market and digital marketing market. Combined, these two markets represent a nearly $48 billion opportunity. Adobe Systems expects to grow its sales 20% and its earnings per share 30% in the coming years.
We established a Fund position in a fast-growing medical technology company named ZELTIQ Aesthetics. The company is the global leader in the $4 billion market for non-invasive fat removal. Its CoolSculpting procedure freezes unwanted fat and is FDA-cleared for eight body area indications. ZELTIQ Aesthetics is, in our view, well positioned to grow its sales and earnings at a significant pace, as the non-invasive fat removal market is still in its early stages and could represent a large and fast-growing market opportunity.
Also, energy stocks recovered in 2016, as oil prices appeared to have finally bottomed. Investors’ confidence was further boosted in late November 2016 when oil-producing countries, both OPEC and non-OPEC members, agreed to the first oil production cut in eight years. We believe these events were significant and thus made the sector investable again for long-term growth focused investors. One company we believe is well positioned in the energy sector in the coming years is Pioneer Natural Resources, one of the largest oil producers in the Midland Permian Basin in west Texas and southeast New Mexico, which is the second largest oil field in the world.
In addition to those sales already mentioned, we exited the Fund’s position in professional social media network LinkedIn after Microsoft announced its acquisition of the company at a nearly 50% premium to the previous day close.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the 12-month period ended December 31, 2016, the Fund’s weightings relative to the S&P 500® Index shifted only modestly. The Fund did re-establish an allocation to the energy sector during the annual period but remained underweight relative to the S&P 500® Index.
How was the Fund positioned relative to its benchmark index at the end of December 2016?
As of December 31, 2016, the Fund was overweighted relative to the S&P 500® Index in the health care, information technology and consumer discretionary sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, industrials, energy and consumer staples sectors on the same date. The Fund had no exposure to the utilities, real estate, materials and telecommunication services sectors at the end of December 2016.
What is your tactical view and strategy for the months ahead?
The potential for more pro-growth economic policies under a new U.S. administration, especially lower corporate tax rates, may well be a positive development for many of the companies in the Fund’s portfolio, in our view. Although the timing and details of these changes were still uncertain at the end of the annual period, we anticipate that many of companies in which the Fund is invested may see a slight lift to their sales as well as increased earnings power from lower taxes by year-end 2017.

That said, regardless of economic or market conditions, our strategy will remain constant with an emphasis on owning a focused portfolio of what we consider to be the best large-capitalization growth companies. We believe these companies can flourish in the coming years, as they are mainly driven by longer-term secular growth drivers and should be more immune to periods of economic weakness should such a scenario arise. We intend to seek investments in a diversified but focused portfolio of high quality large-cap growth companies that we believe are well positioned to grow sales and earnings over the next few years. As always, our goal is to generate solid returns through capital growth across market cycles.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at December 31, 2016 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Celgene Corp.	93,000	$10,764,750	5.0%
Facebook, Inc.	92,000	10,584,600	4.9%
Alphabet, Inc.	13,300	10,539,585	4.9%
Alexion Pharmaceuticals, Inc.	83,000	10,155,050	4.7%
Amazon.com, Inc.	13,100	9,823,297	4.6%
Activision Blizzard, Inc.	260,000	9,388,600	4.4%
Edwards Lifesciences Corp.	88,000	8,245,600	3.8%
Visa, Inc.	105,000	8,192,100	3.8%
Biogen, Inc.	22,000	6,238,760	2.9%
Starbucks Corp.	112,000	6,218,240	2.9%
Total			41.9%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

The following graph compares the performance of the Value Line Larger Companies Fund, Inc. to that of the S&P 500® Index (the “Index”). The Value Line Larger Companies Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Larger Companies Fund, Inc. and the S&P 500® Index*

Performance Data: **
Average Annual Total Return
Investor Class
1 year ended 12/31/16	0.24%
5 years ended 12/31/16	13.08%
10 years ended 12/31/16	5.87%
Institutional Class
1 year ended 12/31/16	0.40%
*
The Standard and Poor’s 500® Stock Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments	December 31, 2016

Shares		Value
COMMON STOCKS (99.6%)
CONSUMER DISCRETIONARY (20.4%)
	APPAREL (2.6%)
60,000	Michael Kors Holdings, Ltd.*	$2,578,800
60,000	NIKE, Inc. Class B	3,049,800
		5,628,600
	AUTO MANUFACTURERS (1.1%)
11,000	Tesla Motors, Inc.*	2,350,590
	HOME BUILDERS (1.2%)
82,000	Toll Brothers, Inc.*	2,542,000
	INTERNET (8.4%)
13,100	Amazon.com, Inc.*	9,823,297
36,000	Netflix, Inc.*	4,456,800
2,600	Priceline Group, Inc. (The)*	3,811,756
		18,091,853
	MEDIA (1.5%)
31,000	Walt Disney Co. (The)	3,230,820
	RETAIL (5.6%)
112,000	Starbucks Corp.	6,218,240
43,000	TJX Companies, Inc. (The)	3,230,590
90,000	Urban Outfitters, Inc.*	2,563,200
		12,012,030
		43,855,893
CONSUMER STAPLES (5.3%)
	BEVERAGES (4.1%)
30,000	Constellation Brands, Inc. Class A	4,599,300
95,000	Monster Beverage Corp.*	4,212,300
		8,811,600
	COSMETICS & PERSONAL CARE (1.2%)
34,000	Estee Lauder Companies, Inc. (The) Class A	2,600,660
		11,412,260
ENERGY (3.3%)
	OIL & GAS (3.3%)
27,000	Diamondback Energy, Inc.*	2,728,620
24,000	Pioneer Natural Resources Co.	4,321,680
		7,050,300
		7,050,300
FINANCIALS (5.4%)
	DIVERSIFIED FINANCIAL SERVICES (5.4%)
160,000	Blackstone Group L.P. (The)	4,324,800
120,000	Charles Schwab Corp. (The)	4,736,400
70,000	Synchrony Financial	2,538,900
		11,600,100
Shares		Value
HEALTHCARE (30.0%)
	BIOTECHNOLOGY (18.6%)
83,000	Alexion Pharmaceuticals, Inc.*	$10,155,050
22,000	Biogen, Inc.*	6,238,760
50,000	BioMarin Pharmaceutical, Inc.*	4,142,000
93,000	Celgene Corp.*	10,764,750
24,000	Intercept Pharmaceuticals, Inc.*(1)	2,607,600
82,000	Vertex Pharmaceuticals, Inc.*	6,040,940
		39,949,100
	HEALTHCARE PRODUCTS (5.4%)
88,000	Edwards Lifesciences Corp.*	8,245,600
80,000	Zeltiq Aesthetics, Inc.*	3,481,600
		11,727,200
	PHARMACEUTICALS (4.4%)
11,000	Allergan PLC*	2,310,110
55,000	DexCom, Inc.*	3,283,500
35,000	Jazz Pharmaceuticals PLC*	3,816,050
		9,409,660
	SOFTWARE (1.6%)
70,000	Medidata Solutions, Inc.*	3,476,900
		64,562,860
INDUSTRIALS (1.2%)
	AIRLINES (1.2%)
54,000	Delta Air Lines, Inc.	2,656,260
INFORMATION TECHNOLOGY (34.0%)
	AUTO PARTS & EQUIPMENT (1.8%)
104,000	Mobileye N.V.*(1)	3,964,480
	COMMERCIAL SERVICES (2.5%)
135,000	PayPal Holdings, Inc.*	5,328,450
	COMPUTERS (1.3%)
50,000	Cognizant Technology Solutions Corp. Class A*	2,801,500
	DIVERSIFIED FINANCIAL SERVICES (3.8%)
105,000	Visa, Inc. Class A	8,192,100
	INTERNET (15.0%)
60,000	Alibaba Group Holding, Ltd. ADR*	5,268,600
13,300	Alphabet, Inc. Class A*	10,539,585
92,000	Facebook, Inc. Class A*	10,584,600
82,000	GrubHub, Inc.*	3,084,840
205,000	Pandora Media, Inc.*(1)	2,673,200
		32,150,825
Shares		Value
INFORMATION TECHNOLOGY (34.0%) (continued)
	SOFTWARE (9.6%)
260,000	Activision Blizzard, Inc.	$9,388,600
32,000	Adobe Systems, Inc.*	3,294,400
53,000	Akamai Technologies, Inc.*	3,534,040
64,000	Salesforce.com, Inc.*	4,381,440
		20,598,480
		73,035,835
TOTAL COMMON STOCKS (Cost $186,238,612) (99.6%)		214,173,508
SHORT-TERM INVESTMENTS (3.3%)
	MONEY MARKET FUNDS (3.3%)
1,373,861	State Street Institutional Liquid Reserves Fund	1,373,861
5,706,567	State Street Navigator Securities Lending Prime Portfolio(2)	5,706,567
TOTAL SHORT-TERM INVESTMENTS (Cost $7,080,428) (3.3%)		7,080,428
TOTAL INVESTMENT SECURITIES (102.9%) (Cost $193,319,040)		$221,253,936
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.9%)		(6,178,199)
NET ASSETS (100%)		$215,075,737
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2016, the market value of the securities on loan was $5,536,329.

(2)
Securities with an aggregate market value of  $5,536,329 were out on loan in exchange for $5,706,567 of cash collateral as of December 31, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

See Notes to Financial Statements.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$214,173,508	$—	$—	$214,173,508
Short-Term Investments	7,080,428	—	—	7,080,428
Total Investments in Securities	$221,253,936	$—	$—	$221,253,936
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2016

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Income and Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$313,898,787	$134,751,941	$316,179,211	$221,253,936
Interest and dividends receivable	255,170	74,265	474,836	41,529
Receivable for securities sold	146,987	—	—	—
Receivable for capital shares sold	92,061	110,128	11,594	2,200
Receivable for securities lending income	1,563	419	8,332	14,409
Other receivables	—	—	72	—
Total Assets	314,394,568	134,936,753	316,674,045	221,312,074
Liabilities:
Payable upon return of securities on loan (See Note 1J)	4,711,847	264,075	12,090,900	5,706,567
Payable for securities purchased	387,077	469,116	—	—
Payable for capital shares redeemed	245,710	11,584	519,377	286,470
Accrued expenses:
Advisory fee	199,261	78,416	169,498	133,430
Service and distribution plan fees	66,420	28,531	65,507	27,639
Directors’ fees and expenses	606	7,323	16,431	11,925
Other	89,684	47,660	120,731	70,306
Total Liabilities	5,700,605	906,705	12,982,444	6,236,337
Net Assets	$308,693,963	$134,030,048	$303,691,601	$215,075,737
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, 50,000,000, 75,000,000 and 50,000,000 shares, respectively)	$10,647,578	$8,236,519	$35,797,368	$9,329,185
Additional paid-in capital	134,833,012	87,331,332	240,221,672	172,492,308
Undistributed/(distributions in excess of) net investment income	—	—	60,440	—
Accumulated net realized gain/(loss) on investments and foreign currency	4,231,084	153,054	3,361,555	5,319,348
Net unrealized appreciation/ (depreciation) of:
Investments and foreign currency translations	158,982,289	38,309,143	24,250,566	27,934,896
Net Assets	$308,693,963	$134,030,048	$303,691,601	$215,075,737
Net Asset Value Per Share
Investor Class
Net Assets	$308,693,963	$134,030,048	$302,636,391	$214,675,157
Shares Outstanding	10,647,578	8,236,519	35,672,257	9,311,787
Net Asset Value, Offering and Redemption Price per Outstanding Share	$28.99	$16.27	$8.48	$23.05
Institutional Class
Net Assets	$—	$—	$1,055,210	$400,580
Shares Outstanding	—	—	125,111	17,398
Net Asset Value, Offering and Redemption Price per Outstanding Share	$—	$—	$8.43	$23.02
* Includes securities on loan of	$4,586,748	$256,893	$11,730,649	$5,536,329
Cost of investments	$154,916,286	$96,442,798	$291,928,645	$193,319,040
See Notes to Financial Statements.

Statements of Operations
for the Year Ended December 31, 2016

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Income and Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $37,870, $12,252, $9,610 and $0, respectively)	$3,171,790	$1,190,062	$2,423,679	$918,451
Interest	21,359	12,305	1,803,187	2,613
Securities lending income	18,223	4,742	87,374	189,083
Total Income	3,211,372	1,207,109	4,314,240	1,110,147
Expenses:
Advisory fees	2,369,971	889,119	2,111,557	1,653,838
Service and distribution plan fees	789,990	322,738	790,413	550,675
Sub-transfer agent fees	67,770	12,547	52,853	12,453
Auditing and legal fees	183,578	80,506	207,880	148,892
Transfer agent fees	181,155	127,531	190,808	162,033
Directors’ fees and expenses	70,089	36,528	86,725	61,880
Custody and accounting fees	53,283	20,528	91,168	36,710
Registration and filing fees	31,360	32,929	55,848	48,289
Printing and postage	28,765	20,179	44,440	22,767
Professional fees	28,040	11,805	30,925	19,760
Insurance	23,079	8,604	29,090	19,206
Other	3,091	3,463	7,539	4,758
Total Expenses Before Fees Waived (See Note 5)	3,830,171	1,566,477	3,699,246	2,741,261
Less: Advisory Fees Waived	—	—	(38,957)	(39,574)
Less: Service and Distribution Plan Fees Waived	—	—	—	(220,270)
Less: Sub-Transfer Agent Fees Waived	—	—	(263)	(8)
Net Expenses	3,830,171	1,566,477	3,660,026	2,481,409
Net Investment Income/(Loss)	(618,799)	(359,368)	654,214	(1,371,262)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	20,582,647	6,545,209	12,719,726	30,662,481
Foreign currency translations	(2,249)	104	—	—
	20,580,398	6,545,313	12,719,726	30,662,481
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	683,971	7,113,626	(6,237,899)	(29,089,253)
Foreign currency transactions	(208)	—	—	—
	683,763	7,113,626	(6,237,899)	(29,089,253)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	21,264,161	13,658,939	6,481,827	1,573,228
Net Increase in Net Assets from Operations	$20,645,362	$13,299,571	$7,136,041	$201,966
See Notes to Financial Statements.

Statement of Changes in Net Assets

	Value Line Premier Growth Fund, Inc.
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(618,799)	$(944,365)
Net realized gain on investments and foreign currency	20,580,398	35,819,543
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	683,763	(33,075,870)
Net increase/(decrease) in net assets from operations	20,645,362	1,799,308
Distributions to Shareholders from:
Net investment income
Investor Class	—	—
Institutional Class(1)	—	—
Net realized gain from investment transactions
Investor Class	(19,959,942)	(49,267,213)
Institutional Class(1)	—	—
Total distributions	(19,959,942)	(49,267,213)
Share Transactions:
Proceeds from sale of shares
Investor Class	10,280,848	11,916,182
Institutional Class(1)	—	—
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	19,188,248	47,402,765
Institutional Class(1)	—	—
Cost of shares redeemed
Investor Class	(51,586,015)	(60,930,342)
Institutional Class(1)	—	—
Net increase/(decrease) in net assets from capital share transactions	(22,116,919)	(1,611,395)
Total increase/(decrease) in net assets	(21,431,499)	(49,079,300)
Net Assets:
Beginning of year	330,125,462	379,204,762
End of year	$308,693,963	$330,125,462
Undistributed/(distributions in excess of) net investment income included in net assets, at end of year	$—	$—
Capital Share Transactions:
Shares sold
Investor Class	347,233	348,852
Institutional Class(1)	—	—
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	655,560	1,643,647
Institutional Class(1)	—	—
Shares redeemed
Investor Class	(1,764,444)	(1,790,435)
Institutional Class(1)	—	—
Net increase (decrease)	(761,651)	202,064

(1)
Commenced operations on November 1, 2015.

See Notes to Financial Statements.

	Value Line Mid Cap Focused Fund, Inc.		Value Line Income and Growth Fund, Inc.		Value Line Larger Companies Focused Fund, Inc.
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(359,368)	$(653,392)	$654,214	$2,525,506	$(1,371,262)	$(1,259,113)
Net realized gain on investments and foreign currency	6,545,313	3,950,927	12,719,726	23,180,638	30,662,481	8,666,812
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	7,113,626	411,269	(6,237,899)	(29,777,087)	(29,089,253)	14,051,769
Net increase/(decrease) in net assets from operations	13,299,571	3,708,804	7,136,041	(4,070,943)	201,966	21,459,468
Distributions to Shareholders from:
Net investment income
Investor Class	—	—	(643,036)	(2,398,422)	—	—
Institutional Class(1)	—	—	(2,140)	—	—	—
Net realized gain from investment transactions
Investor Class	(2,944,129)	—	(16,159,283)	(20,611,890)	(27,146,882)	(12,827,989)
Institutional Class(1)	—	—	(55,920)	(5,734)	(50,291)	(5,527)
Total distributions	(2,944,129)	—	(16,860,379)	(23,016,046)	(27,197,173)	(12,833,516)
Share Transactions:
Proceeds from sale of shares
Investor Class	32,072,841	2,876,372	22,785,623	68,999,864	6,598,828	9,408,323
Institutional Class(1)	—	—	1,412,757	100,000	291,422	100,000
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	2,805,248	—	15,695,103	21,497,928	26,090,045	12,288,591
Institutional Class(1)	—	—	58,060	5,734	50,291	5,527
Cost of shares redeemed
Investor Class	(30,070,455)	(13,047,858)	(76,243,039)	(85,966,678)	(24,144,856)	(17,790,762)
Institutional Class(1)	—	—	(549,575)	—	—	—
Net increase/(decrease) in net assets from capital share transactions	4,807,634	(10,171,486)	(36,841,071)	4,636,848	8,885,730	4,011,679
Total increase/(decrease) in net assets	15,163,076	(6,462,682)	(46,565,409)	(22,450,141)	(18,109,477)	12,637,631
Net Assets:
Beginning of year	118,866,972	125,329,654	350,257,010	372,707,151	233,185,214	220,547,583
End of year	$134,030,048	$118,866,972	$303,691,601	$350,257,010	$215,075,737	$233,185,214
Undistributed/(distributions in excess of) net investment income included in net assets, at end of year	$—	$(52)	$60,440	$—	$—	$—
Capital Share Transactions:
Shares sold
Investor Class	2,008,529	191,338	2,577,553	7,270,730	259,527	346,690
Institutional Class(1)	—	—	168,585	10,638	11,395	3,631
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	170,532	—	1,831,848	2,454,598	1,119,264	469,747
Institutional Class(1)	—	—	6,817	661	2,160	212
Shares redeemed
Investor Class	(1,871,701)	(872,463)	(8,885,626)	(9,238,315)	(945,122)	(662,900)
Institutional Class(1)	—	—	(61,590)	—	—	—
Net increase (decrease)	307,360	(681,125)	(4,362,413)	498,312	447,224	157,380

Value Line Premier Growth Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Premier Growth Fund, Inc. Investor Class Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$28.93	$33.84	$33.99	$28.84	$26.48
Income/(loss) from investment operations:
Net investment income/(loss)	0.00(1)	(0.07)	0.01	0.00(1)	0.09
Net gains on securities (both realized and unrealized)	2.04	0.14	2.29	7.64	4.59
Total from investment operations	2.04	0.07	2.30	7.64	4.68
Less distributions:
Dividends from net investment income	—	—	(0.01)	—	(0.09)
Distributions from net realized gains	(1.98)	(4.98)	(2.44)	(2.49)	(2.23)
Total distributions	(1.98)	(4.98)	(2.45)	(2.49)	(2.32)
Net asset value, end of year	$28.99	$28.93	$33.84	$33.99	$28.84
Total return	7.00%	0.25%	6.75%	26.56%	17.80%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$308,694	$330,125	$379,205	$402,073	$337,436
Ratio of gross expenses to average net assets(2)	1.21%	1.23%	1.23%	1.24%	1.25%
Ratio of net expenses to average net assets(3)	1.21%	1.23%	1.23%	1.24%	1.25%
Ratio of net investment income/(loss) to average net assets(3)	(0.20)%	(0.26)%	0.01%	(0.02)%	0.28%
Portfolio turnover rate	7%	12%	9%	11%	15%
(1)
Amount is less than $.01 per share.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Ratio reflects expenses net of the custody credit arrangement. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Mid Cap Focused Fund, Inc. Investor Class Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.99	$14.56	$13.50	$10.36	$9.04
Income/(loss) from investment operations:
Net investment income/(loss)	0.00(1)	(0.08)	(0.01)	0.01	0.05
Net gains on securities (both realized and unrealized)	1.64	0.51	1.08	3.19	1.27
Total from investment operations	1.64	0.43	1.07	3.20	1.32
Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.06)	—
Distributions from net realized gains	(0.36)	—	—	—	—
Total distributions	(0.36)	—	(0.01)	(0.06)	—
Net asset value, end of year	$16.27	$14.99	$14.56	$13.50	$10.36
Total return	10.94%	2.95%	7.90%	30.86%	14.60%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$134,030	$118,867	$125,330	$125,268	$109,798
Ratio of gross expenses to average net assets(2)	1.21%	1.24%	1.23%	1.26%	1.28%
Ratio of net expenses to average net assets(3)	1.21%	1.24%	1.23%	1.12%	1.03%
Ratio of net investment income/(loss) to average net assets(3)	(0.28)%	(0.53)%	(0.06)%	0.05%	0.46%
Portfolio turnover rate	20%	17%	61%	7%	6%
(1)
Amount is less than $.01 per share.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Ratio reflects expenses net of the custody credit arrangement. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Income and Growth Fund, Inc. Investor Class Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.72	$9.40	$9.82	$8.67	$8.27
Income/(loss) from investment operations:
Net investment income	0.02	0.06	0.12	0.12	0.13
Net gains/(losses) on securities (both realized and unrealized)	0.23	(0.14)	0.92	1.57	0.74
Total from investment operations	0.25	(0.08)	1.04	1.69	0.87
Less distributions:
Dividends from net investment income	(0.02)	(0.06)	(0.11)	(0.12)	(0.13)
Distributions from net realized gains	(0.47)	(0.54)	(1.35)	(0.42)	(0.34)
Total distributions	(0.49)	(0.60)	(1.46)	(0.54)	(0.47)
Net asset value, end of year	$8.48	$8.72	$9.40	$9.82	$8.67
Total return	2.80%	(0.86)%	10.62%	19.55%	10.62%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$302,636	$350,159	$372,707	$330,698	$295,705
Ratio of gross expenses to average net assets(1)	1.16%	1.15%	1.15%	1.16%	1.19%
Ratio of net expenses to average net assets(2)	1.16%	1.15%	1.12%	1.11%	1.14%
Ratio of net investment income to average net assets(2)	0.22%	0.67%	1.17%	1.26%	1.48%
Portfolio turnover rate	53%	45%	57%	27%	31%
(1)
Ratio reflects expenses grossed up for the custody credit arrangement. The custody credit arrangement was discontinued as of January 1, 2013.

(2)
Ratio reflects expenses net of the custody credit arrangement. The custody credit arrangement was discontinued as of January 1, 2013.

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Income and Growth Fund, Inc. Institutional Class
	Year Ended December 31, 2016	Period Ended December 31, 2015(1)
Net asset value, beginning of year	$8.65	$9.50
Income/(loss) from investment operations:
Net investment income/(loss)	0.02	(0.07)
Net gains/(losses) on securities (both realized and unrealized)	0.25	(0.24)
Total from investment operations	0.27	(0.31)
Less distributions:
Dividends from net investment income	(0.02)	—
Distributions from net realized gains	(0.47)	(0.54)
Total distributions	(0.49)	(0.54)
Net asset value, end of year	$8.43	$8.65
Total return	3.06%	(3.29)%(2)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,055	$98
Ratio of gross expenses to average net assets(3)	4.82%	6.19%(5)
Ratio of net expenses to average net assets(4)	0.90%	6.19%(5)
Ratio of net investment income/(loss) to average net assets(4)	0.43%	(5.02)%(5)
Portfolio turnover rate	53%	45%(2)
(1)
Commenced Operations on November 1, 2015.

(2)
Not annualized.

(3)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund

(5)
Annualized.

See Notes to Financial Statements.

Value Line Larger Companies Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Larger Companies Focused Fund, Inc. Investor Class Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$26.25	$25.28	$25.57	$19.78	$17.34
Income/(loss) from investment operations:
Net investment income/(loss)	0.00(1)	(0.14)	(0.01)	0.13	0.16
Net gains on securities (both realized and unrealized)	0.10	2.63	3.23	5.81	2.40
Total from investment operations	0.10	2.49	3.22	5.94	2.56
Redemption fees	—	—	—	0.00	0.00
Less distributions:
Dividends from net investment income	—	—	(0.11)	(0.15)	(0.12)
Distributions from net realized gains	(3.30)	(1.52)	(3.40)	—	—
Total distributions	(3.30)	(1.52)	(3.51)	(0.15)	(0.12)
Net asset value, end of year	$23.05	$26.25	$25.28	$25.57	$19.78
Total return	0.24%	9.88%	12.41%	30.05%	14.82%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$214,675	$233,085	$220,548	$211,508	$184,243
Ratio of gross expenses to average net assets(2)	1.23%	1.23%	1.23%	1.25%	1.27%
Ratio of net expenses to average net assets(3)	1.13%	1.13%	1.13%	1.06%	1.02%
Ratio of net investment income/(loss) to average net assets(3)	(0.62)%	(0.55)%	(0.07)%	0.48%	0.72%
Portfolio turnover rate	47%	37%	89%	8%	17%
(1)
Amount is less than $.01 per share.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement and reimbursement by the Distributor of certain expenses incurred by the Fund. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Ratio reflects expenses net of the custody credit arrangement and reimbursement by the Distributor of certain expenses incurred by the Fund. The custody credit arrangement was discontinued as of January 1, 2013.

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Larger Companies Focused Fund, Inc. Institutional Class
	Years Ended December 31, 2016	Period Ended December 31, 2015(1)
Net asset value, beginning of year	$26.18	$27.91
Income/(loss) from investment operations:
Net investment loss	0.00(2)	(0.09)
Net gains/(losses) on securities (both realized and unrealized)	0.14	(0.12)
Total from investment operations	0.14	(0.21)
Less distributions:
Distributions from net realized gains	(3.30)	(1.52)
Total distributions	(3.30)	(1.52)
Net asset value, end of year	$23.02	$26.18
Total return	0.40%	(0.73)%(3)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$401	$101
Ratio of gross expenses to average net assets(4)	17.29%	2.70%(6)
Ratio of net expenses to average net assets(5)	0.98%	2.70%(6)
Ratio of net investment loss to average net assets(5)	(0.49)%	(2.16)%(6)
Portfolio turnover rate	47%	37%(3)
(1)
Commenced Operations on November 1, 2015.

(2)
Amount is less than $.01 per share.

(3)
Not annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(6)
Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc., and Value Line Larger Companies Focused Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Value Line Income & Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. each offer two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The primary investment objective of the Value Line Premier Growth Fund, Inc. is long-term growth of capital. The primary investment objective of the Value Line Mid Cap Focused Fund, Inc. is long-term growth of capital and current income is a secondary investment objective. The primary investment objective of the Value Line Income and Growth Fund, Inc. is income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return. The sole investment objective of the Value Line Larger Companies Focused Fund, Inc. is to realize capital growth. The Value Line Funds (the “Value Line Funds”) is a family of mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange (“NYSE”) on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation

December 31, 2016

Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the year ended December 31, 2016, there were no transfers between Level 1, Level 2, and Level 3 assets for each fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the year ended December 31, 2016, there were no Level 3 investments in any fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2016, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

Notes to Financial Statements (continued)

The dividends and distributions were as follows:
	Year Ended December 31, 2016	Year Ended December 31, 2015
Value Line Premier Growth Fund, Inc.
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$1.9843	$4.9787
Value Line Mid Cap Focused Fund, Inc.
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$0.3642	$—
Value Line Income and Growth Fund, Inc.
Investor Class:
Dividends per share from net investment income	$0.0176	$0.0596
Distributions per share from net realized gains	$0.4703	$0.5390
Institutional Class*:
Dividends per share from net investment income	$0.0185	$—
Distributions per share from net realized gains	$0.4703	$0.5390
Value Line Larger Companies Focused Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$3.3004	$1.5221
Institutional Class*:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$3.3004	$1.5221
*
Commenced operations on November 1, 2015.

The Income and Growth Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Income and Growth Fund, Inc. distributes all of its net investment income quarterly and the Value Line Premier Growth Fund, Inc., the Value Line Mid Cap Focused Fund, Inc., and the Value Line Larger Companies Focused Fund, Inc. distribute all of their net investment income annually. Net realized capital gains if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

December 31, 2016

Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Income and Growth Fund, Inc.
Registration and filing fees	$30,610	$25,238	$55,848
Transfer agent fees	176,880	13,928	190,808
Sub-transfer agent fees	52,580	273	52,853
Other	6,919	620	7,539
	Investor Class	Institutional Class	Total
Value Line Larger Companies Focused Fund, Inc.
Registration and filing fees	$22,997	$25,292	$48,289
Transfer agent fees	148,167	13,866	162,033
Sub-transfer agent fees	12,441	12	12,453
Other	4,154	604	4,758
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statements of Operations.

Notes to Financial Statements (continued)

Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of December 31, 2016, the Funds were not invested in joint repurchase agreements.
As of December 31, 2016, the Funds loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Premier Growth Fund, Inc.	$4,586,748	$4,711,847	$4,684,605
Value Line Mid Cap Focused Fund, Inc.	256,893	264,075	262,500
Value Line Income and Growth Fund, Inc.	11,730,649	12,090,900	12,014,122
Value Line Larger Companies Focused Fund, Inc.	5,536,329	5,706,567	5,692,848
*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the year ended December 31, 2016.
	Remaining Contractual Maturity of the Agreements As of December 31, 2016
Value Line Premier Growth Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$4,711,847	$—	$—	$—	$4,711,847
Total Borrowings	$4,711,847	$—	$—	$—	$4,711,847
Gross amount of recognized liabilities for securities lending transactions					$4,711,847
	Remaining Contractual Maturity of the Agreements As of December 31, 2016
Value Line Mid Cap Focused Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$264,075	$—	$—	$—	$264,075
Total Borrowings	$264,075	$—	$—	$—	$264,075
Gross amount of recognized liabilities for securities lending transactions					$264,075

December 31, 2016

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
Value Line Income and Growth Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$10,706,757	$—	$—	$—	$10,706,757
Corporate Bonds & Notes	1,384,143	—	—	—	1,384,143
Total	$12,090,900	$—	$—	$—	$12,090,900
Total Borrowings	$12,090,900	$—	$—	$—	$12,090,900
Gross amount of recognized liabilities for securities lending transactions					$12,090,900
	Remaining Contractual Maturity of the Agreements As of December 31, 2016
Value Line Larger Companies Focused Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$5,706,567	$—	$—	$—	$5,706,567
Total Borrowings	$5,706,567	$—	$—	$—	$5,706,567
Gross amount of recognized liabilities for securities lending transactions					$5,706,567
(K) Options:   The Value Line Income and Growth Fund, Inc.’s investment strategy allows the use of options. The Fund utilizes options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.
When the Fund writes a put or call option, an amount equal to the premiums received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security underlying the written option. Additionally, written call options may involve the risk of limited gains.
The Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.
As of December 31, 2016, the Value Line Income and Growth Fund, Inc. had no open options contracts.
(L) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

Notes to Financial Statements (continued)

2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Premier Growth Fund, Inc.	$20,940,660	$63,550,528	$—	$—
Value Line Mid Cap Focused Fund, Inc.	25,420,189	26,070,522	—	—
Value Line Income and Growth Fund, Inc.	165,842,846	171,798,930	1,021,866	17,798,480
Value Line Larger Companies Focused Fund, Inc.	104,190,273	122,387,197	—	—
4.   Income Taxes
At December 31, 2016, information on the tax components of capital is as follows: Fund
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain
Value Line Premier Growth Fund, Inc.	$154,916,288	$162,600,966	$(3,618,467)	$158,982,499	$—	$4,231,086
Value Line Mid Cap Focused Fund, Inc.	96,457,566	39,670,610	(1,376,235)	38,294,375	—	167,822
Value Line Income and Growth Fund, Inc.	292,336,985	37,544,571	(13,702,345)	23,842,226	1,879,825	2,046,184
Value Line Larger Companies Focused Fund, Inc.	193,622,903	40,580,174	(12,949,141)	27,631,033	1,066,262	4,556,949
For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

December 31, 2016

During the year ended December 31, 2016, the funds had no realized capital loss carryforwards.
During the year ended December 31, 2016, the funds had no late year ordinary loss deferrals.
During the year ended December 31, 2016, the following Funds utilized capital loss carryforwards:
Fund	Amount
Value Line Premier Growth Fund, Inc.	$—
Value Line Mid Cap Focused Fund, Inc.	3,434,192
Value Line Income and Growth Fund, Inc.	—
Value Line Larger Companies Focused Fund, Inc.	—
To the extent that current or future capital gains are offset by capital losses, the Funds do not anticipate distributing any such gains to shareholders.
It is uncertain whether the Funds will be able to realize the benefits of the losses before they expire.
Net realized gain/(loss) differs from financial statements and tax purposes primarily due to wash sales, return of capital from investments in REITs, and investments in partnerships.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:
Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
Value Line Premier Growth Fund, Inc.	$618,799	$(118,243)	$(500,556)
Value Line Mid Cap Focused Fund, Inc.	359,420	(104)	(359,316)
Value Line Income and Growth Fund, Inc.	51,402	(51,356)	(46)
Value Line Larger Companies Focused Fund, Inc.	1,371,262	(1,330,790)	(40,472)
These reclassifications were primarily due to differing treatments of net operating loss, distribution reclassification, prior year adjustments due to investments in real estate investment trusts and foreign currency gains/(losses). Net assets were not affected by these reclassifications.
During the period ended December 31, 2016, as permitted under federal income tax regulations, the Value Line Income and Growth Fund, Inc. elected to defer $0 of post October short-term losses.

Notes to Financial Statements (continued)

The tax composition of distributions paid to shareholders during fiscal 2016 and 2015, were as follows:
	Year Ended December 31, 2016 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Premier Growth Fund, Inc.	$—	$19,959,942	$19,959,942
Value Line Mid Cap Focused Fund, Inc.	—	2,944,129	2,944,129
Value Line Income and Growth Fund, Inc.	645,176	16,215,203	16,860,379
Value Line Larger Companies Focused Fund, Inc.	591,153	26,606,020	27,197,173
	Year Ended December 31, 2015 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Premier Growth Fund, Inc.	$—	$49,267,213	$49,267,213
Value Line Mid Cap Focused Fund, Inc.	—	—	—
Value Line Income and Growth Fund, Inc.	2,032,945	20,983,101	23,016,046
Value Line Larger Companies Focused Fund, Inc.	—	12,833,516	12,833,516
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For the Value Line Premier Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. advisory fees were computed at an annual rate of 0.75% of the daily net assets during the year. For Value Line Mid Cap Focused Fund, Inc. and Value Line Income and Growth Fund, Inc. advisory fees were computed at an annual rate of 0.70% of the first $100 million of the Fund’s average daily net assets plus 0.65% of the excess thereof. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. For the year ended December 31, 2016, the below Advisory fee was paid or payable to the Adviser:
Fund	Advisory Fee
Value Line Premier Growth Fund, Inc.	$2,369,971
Value Line Mid Cap Focused Fund, Inc.	889,119
Value Line Income and Growth Fund, Inc.	2,111,557
Value Line Larger Companies Focused Fund, Inc.	1,653,838
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the year ended December 31, 2016, the below 12b-1 fees were paid or payable to the distributor and waived by the distributor:
Fund	Distribution & Service Fees	Waived Amount
Value Line Premier Growth Fund, Inc.	$789,990	$—
Value Line Mid Cap Focused Fund, Inc.	322,738	—
Value Line Income and Growth Fund, Inc.	790,413	—
Value Line Larger Companies Focused Fund, Inc.	550,675	220,270
Effective July 5, 2012, the Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency

December 31, 2016

fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended December 31, 2016, the below Sub TA fees were paid or payable to the distributor and waived by the distributor:
Fund	Sub TA Fees	Waived Amount
Value Line Premier Growth Fund, Inc.	$67,770	$—
Value Line Mid Cap Focused Fund, Inc.	12,547	—
Value Line Income and Growth Fund, Inc.	52,853	263
Value Line Larger Companies Focused Fund, Inc.	12,453	8
The Adviser agreed to pay or reimburse certain expenses of the Fund attributable to the Institutional Class, to the extent necessary to limit the Fund’s total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before July 31, 2017 only with the agreement of the Board of Directors. Effective March 17, 2016, and renewed annually, the Distributor contractually agreed to waive all or a portion of its sub TA fees attributable to the Institutional Class and the Adviser contractually agreed to reimburse the Funds to the Expense Limitation. As of December 31, 2016, fees contractually reimbursed amounted to $38,957 and $39,574 for the Value Line Income and Growth Fund and Value Line Larger Companies Focused Fund, respectively. As of December 31, 2016, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration	Fees Waived and Reimbursed by the Adviser	Fees Waived and Reimbursed by the Distributor
Value Line Income and Growth Fund, Inc.	December 31, 2019	$38,957	$—
Value Line Larger Companies Focused Fund, Inc.	December 31, 2018	—	229,171
Value Line Larger Companies Focused Fund, Inc.	December 31, 2019	39,574	220,270
During the year ended December 31, 2016, the Fund did not make any repayments to the Adviser and Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc.:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (hereinafter referred to as the “Funds”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and each of their financial highlights for the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 24, 2017

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$1,022.60	$5.90	1.16%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,031.60	6.13	1.20
Value Line Income and Growth Fund, Inc. – Investor Class	1,000.00	1,045.30	5.81	1.13
Value Line Income and Growth Fund, Inc. – Institutional Class	1,000.00	1,045.50	4.52	0.88
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,043.80	5.75	1.12
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,044.70	5.04	0.98
Hypothetical (5% return before expenses)
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$1,019.30	$5.89	1.16%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,019.10	6.09	1.20
Value Line Income and Growth Fund, Inc. – Investor Class	1,000.00	1,019.46	5.74	1.13
Value Line Income and Growth Fund, Inc. – Institutional Class	1,000.00	1,050.00	4.53	0.88
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,019.51	5.69	1.12
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,020.21	4.98	0.98
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended December 31, 2016, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Premier Growth Fund	0.00%	0.00%	19,959,942
Value Line Mid Cap Focused Fund	0.00%	0.00%	2,944,129
Value Line Income and Growth Fund	100.00%	100.00%	16,215,203
Value Line Larger Companies Focused Fund	100.00%	100.00%	26,606,020
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 46	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013-present)
Non-Interested Directors
Joyce E. Heinzerling Age: 60	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None
James E. Hillman Age: 59	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	12	Miller/Howard Funds Trust (2014 to present)
Michael Kuritzkes Age: 56	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014; Executive Vice President and General Counsel, Digital First Media, LLC, 2012-2013; Executive Vice President and General Counsel, Philadelphia Media LLC, 2010-2012.	12	None
Paul Craig Roberts Age: 77	Director	Since 1983	Chairman, Institute for Political Economy.	12	None
Nancy-Beth Sheerr Age: 67	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None
Officers
Mitchell E. Appel Age: 46	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Management of the Funds (continued)

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Michael J. Wagner Age: 66	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 38	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
*
Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2   Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.   Audit Committee Financial Expert.

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Coronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4   Principal Accountant Fees and Services

(a)	Audit Fees 2016 - $27,756

Audit Fees 2015 - $39,922

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2016 - $14,420

Tax Preparation Fees 2015 - $11,487

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2016 - None

Aggregate Non-Audit Fees 2015 - None

(h)	Not applicable.

Item 5.   Audit Committee of Listed Registrants

Not Applicable.

Item 6.   Investments

Not Applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11   Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12   Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 8, 2017